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                                                                     EXHIBIT 1.1

                             UNDERWRITING AGREEMENT

                                                                December  , 2005

Gryphon Gold Corporation
Suite 810, 1130 West Pender Street
Vancouver, BC V6E 4A4

Attention: Albert Matter

Dear Sirs/Mesdames:

         We understand that, subject to the terms and conditions stated herein, Gryphon Gold Corporation, a corporation incorporated under the laws of Nevada (the "COMPANY"), proposes to complete its initial public offering by issuing and selling to a syndicate of underwriters comprised of Desjardins Securities Inc., CIBC World Markets Inc., Bolder Investment Partners Ltd. and Orion Securities Inc. (the "UNDERWRITERS"), for whom Desjardins Securities Inc. is acting as representative (the "REPRESENTATIVE"), 6,000,000 units of the Company (the "OFFERED UNITS") at a price of $0.85 per Offered Unit to raise $5,100,000 (the "OFFERING"). Each Offered Unit will consist of one share of its common stock, par value U.S.$0.001 (the "COMMON STOCK") and one Class A warrant (the "WARRANTS"). Each Warrant will entitle the holder to purchase one share of Common Stock at a price of $1.15 until the date that is 12 months following the Closing Date (as hereinafter defined).

         At the option of the Underwriters, the Company also proposes, subject to the terms and conditions stated herein, to grant to the Underwriters an option (the "OVER-ALLOTMENT OPTION") to purchase up to 900,000 additional units to cover over-allotments (the "ADDITIONAL UNITS"). The Over-Allotment Option shall be exercisable, in whole or in part, at any time, and from time to time, during the period of 30 days following the Closing (as defined below) on written notice by the Representative, on behalf of the Underwriters, to the Company not later than two Business Days prior to the contemplated Over-Allotment Option Closing Date, specifying the number of Additional Units to be purchased and the date for delivery of the purchase for the Additional Units. Pursuant to such notice, the Underwriters shall purchase and the Company shall sell the number of Additional Units indicated in such notice, in accordance with the provisions of Sections 2 and 4 hereof. The Additional Units shall have attributes identical to the Offered Units.

         In consideration of the services provided by the Underwriters and agreement of the Underwriters to purchase the Offered Units and, if applicable, Additional Units, and to offer such securities to the public pursuant to the Prospectuses, the Company agrees to pay to the Underwriters, at the Closing Time (as defined below), the Underwriting Fee (as defined in section 3) and to issue to the Underwriters the Underwriters' Option as set forth in Section 3 hereof.

         For purposes of this Agreement, the "Transaction Securities" means the Offered Units, the Over-Allotment Option, the Additional Units, the Common Stock and Warrants constituting the Offered Units and the Additional Units, the Underwriters' Option and the Underlying Shares. The Offered Units and the Additional Units are referred to herein as the "Purchased Securities".

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                                     - 2 -


         The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 25 hereof.

1.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         (i) The Company represents and warrants to, and agrees with, each Underwriter as set forth below:

                  (a) A registration statement on Form SB-2 (No. 333-127635) with respect to the Transaction Securities has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations (the "RULES AND REGULATIONS") of the Commission thereunder, (ii) been filed with the Commission under the Securities Act and (iii) was declared effective by the Commission. Copies of such registration statement and the amendment thereto have been delivered by the Company to the Underwriters. As used in this Agreement, "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the Final U.S. Prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary U.S. Prospectus.

                  (b) The Company has prepared and filed with the BCSC, as principal regulator under MRRS, and the other securities regulatory authorities in each of the Canadian Qualifying Jurisdictions, a preliminary long form prospectus in the English language relating to the issue of the Offered Units, the Over-Allotment Option and the Underwriters' Options in accordance with BC Policy 41-601 (the "PRELIMINARY PROSPECTUS"), as amended by an amended and restated preliminary long form prospectus dated October 5, 2005 and a second amended and restated preliminary long form prospectus dated November 30, 2005 (the "AMENDED PRELIMINARY PROSPECTUS"). The Preliminary Prospectus and the Amended Preliminary Prospectus were each filed with the securities regulatory authorities in each of the Canadian Qualifying Jurisdiction pursuant to National Instrument 43-201. The Company has obtained a preliminary MRRS decision document issued by the BCSC, in its capacity as principal regulator under the MRRS, evidencing preliminary receipts of each of the Canadian Qualifying Jurisdictions have been issued for the Preliminary Prospectus and the Amended Preliminary Prospectus (collectively, the "PRELIMINARY CANADIAN PROSPECTUS"). Copies of such Preliminary Prospectus and Amended Preliminary Prospectus have been delivered by the Company to the Underwriters.

                  (c) When the Registration Statement became or becomes effective, upon the filing or delivery to the Underwriters of the Final U.S. Prospectus, as of

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                           the date hereof, and at the Closing Date, the
                           Registration Statement (and any post-effective amendment thereto) and the Final U.S. Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Final U.S. Prospectus) Rules and Regulations, complied and will comply in all material respects with the Securities Act and the Rules and Regulations, and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Final U.S. Prospectus) not misleading, each Preliminary U.S. Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that no representation or warranty is made in this Section with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by any one of the Underwriters expressly for inclusion in any Preliminary U.S. Prospectus, the Registration Statement, or the Final U.S. Prospectus, or any amendment or supplement thereto. The Company has not distributed and will not distribute prior to completion of the Underwriters' distribution of the Purchased Securities any written offering material in connection with the offering and sale of the Purchased Units, other than the Registration Statement, the Preliminary Canadian Prospectus, the Preliminary U.S. Prospectus and the Prospectuses.

                  (d) On the date of filing of the Canadian Prospectus with the Canadian Securities Commissions (i) all information and statements (except information and statements relating solely to the Underwriters), contained therein will be true and correct in all material respects and contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Company and the Transaction Securities; (ii) no material fact or information has been omitted from the Canadian Prospectus (except facts or information relating solely to the Underwriters) which is required to be stated therein or is necessary to make the information contained in the Canadian Prospectus not misleading in light of the circumstances under which it was made; and (iii) the Canadian Prospectus will comply in all material respects with the requirements of the Canadian Securities Laws.

                  (e) Each of the Company and Borealis is, and will be at the Closing Date, a duly organized, validly subsisting Company established under the laws of the State of Nevada, is in good standing in its jurisdiction of incorporation, duly licensed or qualified as a foreign corporation for transaction of business and in good standing under the laws of each other jurisdiction in which their respective ownership or lease of property or the conduct of

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                                     - 4 -


                           their respective businesses requires such license or qualification, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect and has all requisite power and authority to own, lease and operate its properties and assets as set out in the Registration Statement and the Prospectuses and conduct its activities as contemplated thereby.

                  (f) No order, ruling or determination having the effect of ceasing, suspending or restricting trading in any securities of the Company or the issue of the Transaction Securities has been issued and, to the best of the knowledge of the Company, no such proceedings, investigations or inquiries are pending or threatened.

                  (g) The Company has all requisite corporate power and authority, and on or before the Closing Date will have taken all actions required, to: (i) enter into this Agreement; (ii) grant the Over-Allotment Option and the Underwriters' Option in accordance with the provisions of this Agreement; (iii) issue, sell and deliver the Transaction Securities in accordance with the provisions of this Agreement; and (iv) to carry out all the terms and provisions hereof.

                  (h) The Company is authorized to issue 150,000,000 shares of its Common Stock, par value $0.001, and 15,000,000 shares of preferred stock, par value $0.001, of which, as of the date hereof, 27,722,370 shares of Common Stock are validly issued and outstanding, fully paid and nonassessable and no shares of preferred stock are issued and outstanding. Other than as disclosed in or contemplated by the Registration Statement or the Prospectuses, the Company's common stock is not subject to any pre-emptive or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectuses as of the dates referred to therein. Except as set forth in the Registration Statement and Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of common stock or ownership interest in the Company are outstanding. Such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectuses. The description of the securities of the Company in the Registration Statement and the Prospectuses is, and at the Closing Date will be, complete and accurate in all material respects.

                  (i) The Stock Option Plan and all of the terms and obligations thereunder, comply with, and following the completion of the Offering, will comply with and all applicable Canadian Securities Laws and U.S. securities laws and policies and rules of the TSX.

                  (j) The Common Stock has been conditionally approved for listing on the TSX, subject only to compliance with the requirements set out in the

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                                     - 5 -


                           TSX's conditional approval letter dated October 3, 2005, a copy of which has been provided to the Underwriters; the certificates for the Transaction Securities have been duly approved and adopted by the Company and are in valid and sufficient form and comply with the requirements of the TSX.

                  (k) The terms and conditions of the Offering comply in all material respects with Canadian Securities Laws and the Securities Act and the Rules and Regulations, except to the extent that exemptions therefrom have been obtained from the Canadian Commissions or the Commission, as applicable.

                  (l) There is no contract or other document of a character required to be described in the Registration Statement or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required to comply with Canadian Securities Laws, the Securities Act and the Rules and Regulations, as applicable.

                  (m) This Agreement has been and, on the Closing Date the Warrant Indenture will be, duly executed and delivered by the Company and constitutes (and will constitute on the Closing Date in the case of the Warrant Indenture) a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, (ii) the application of equitable principles when equitable remedies are sought and by the fact that rights to indemnity, contribution and waiver, (iii) the ability to sever unenforceable terms, may be limited by applicable law and (iv) limitations on enforceability of any indemnification or contribution provision under United States federal and state securities laws and Canadian Securities Laws.

                  (n) The Company is not and, after giving effect to the offering and sale of the Purchased Securities and the application of the proceeds thereof as described in the Registration Statement and Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended and the rules and regulations of the Commission promulgated thereunder.

                  (o) The Company has no subsidiaries other than Borealis. All the outstanding shares of common stock or other equity interests of Borealis have been duly and validly authorized and issued and are fully paid and non-assessable, set forth in the Prospectus, free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except as set forth in or contemplated in the Registration Statement and the Prospectuses.

                  (p) The Transaction Securities and the securities comprised therein have been duly authorized by the Company and, when issued and delivered and, in

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                                     - 6 -


                           the case of the Purchased Securities, paid for as provided herein, will be validly issued, fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement and Prospectuses; and the issuance of such Transaction Securities is not subject to any preemptive or similar rights. The Warrants have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be validly issued, fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement and Prospectuses; and the issuance the Warrants is not subject to any preemptive or similar rights. The Underlying Shares have been duly authorized and reserved for issuance pursuant to the terms of the Warrant Indenture and the Underwriters' Options, and, in the case of the Warrants, when issued and delivered by the Company upon valid exercise of the Warrants and payment of the exercise price in accordance with the terms of the Warrant Indenture and, in the case of the Underwriters' Option, upon exercise of the Underwriters' Option and payment of the option price therefor, will be duly and validly issued, fully paid, and nonassessable and will not be subject to preemptive or similar rights.

                  (q) Other than as may be required by, and as have or will have been obtained prior to Closing under Canadian Securities Laws, the Securities Act and the Rules and Regulations, no consent, approval, authorization, order, registration or qualification of or with any court or Governmental Authority or other third party, except those which have been or will be, prior to the Closing Time, obtained, is required for the issue, sale and delivery of the Transaction Securities as contemplated in this Agreement or the consummation by the Company of the transactions contemplated in this Agreement.

                  (r) Each of the Material Contracts to which the Company or Borealis is a party have been (or will be at the Closing Time) duly executed and delivered by the Company or Borealis, as the case may be, and constitute (or will constitute when executed) legal, valid and binding obligations of the Company or Borealis, as the case may be, enforceable against them in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, and except as limited by the application of equitable principles when equitable remedies are sought and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law.

                  (s) With the exception of the Material Contracts, the Company is not a party to any material contract and the Company's property is not subject to any material contract. Other than as disclosed in the Registration Statement and Prospectuses or as disclosed in writing to the Underwriters, the Company has not entered into nor has any present intention to enter into any agreement to acquire any securities in any other corporation or entity

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                                     - 7 -


                           or to acquire or lease any other business operation which are material to the business and operations of the Company and Borealis, taken as a whole. Other than as disclosed in the Registration Statement and Prospectuses or as disclosed in writing to the Underwriters, the Company has not entered into nor has any present intention to enter into any agreement, including any joint-venture, take-over, amalgamation or merger, with any other corporation or entity that would have effect of altering or diluting its share capital.

                  (t) The execution, delivery, performance and compliance of or with the terms of this Agreement, the Warrant Indenture, the Underwriters' Option and the other Material Contracts to which they are a party, and the issue, sale and delivery of the Transaction Securities by the Company does not and will not result in any such breach, violation or default, under (i) any of the Material Contracts; (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement (written or oral) or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject where such breach, violation or default could have a Material Adverse Effect on the Company; (iii) its articles of incorporation, as amended, and by-laws; or (iv) any statute or any order, rule or regulation of any court or Governmental Authority or body having jurisdiction over it or any of its properties; other than as disclosed in the Registration Statement and the Prospectuses, neither the Company nor Borealis have entered into any transaction or agreement, not in the ordinary course of business, that is material to the Company and Borealis, taken as a whole or incurred any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company nor Borealis taken as a whole; and neither the Company nor Borealis has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

                  (u) Except as disclosed in the Registration Statement or the Prospectuses, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement or the Prospectuses which have not been satisfied or waived.

                  (v) There has not been any reportable event (within the meaning of National Instrument 51-102 of the Canadian Securities Administrators) or reportable disagreements with the auditors or former auditors of the Company. The Company has no reason to believe that its accountants, in their performance of work for the Company, are in violation of the auditor independent requirements of the Sarbanes Oxley Act.

                  (w) Ernst & Young LLP, who have audited certain financial statements of the Company, are independent public accountants (the "ACCOUNTANTS") with respect to the Company as required by the Securities Act and Canadian

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                                     - 8 -


                           Securities Laws. The financial statements and the related notes included in the Registration Statement and the Prospectuses present fairly, in all material respects, the financial condition of the Company as of the dates thereof and the consolidated results of its operations and cash flows at the dates and for the periods covered thereby in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim financial statements, to the extent that they may not include footnotes or may be condensed or summary statements). No other consolidated financial statements or schedules of the Company or any other entity are required by the Securities Act or the Rules and Regulations to be included in the Registration Statement or the Final U.S. Prospectus or by Canadian Securities Laws to be included in the Final Canadian Prospectus. The consolidated financial statements of the Company and the related notes and schedules included in the Registration Statement and the Prospectuses have been prepared in conformity with the requirements of the Securities Act and Canadian Securities Laws and present fairly the information shown therein.

                  (x) Except as otherwise described in the Canadian Prospectus and U.S. Final Prospectus, there are no, and neither the Company nor Borealis has received notice of any, legal or governmental actions, proceedings or investigations in existence to which the Company or Borealis is a party or to which the property of the Company or Borealis is subject or, to the best of the knowledge of the Company, contemplated or threatened, at law or in equity or before or by any federal, state, provincial, municipal or other governmental department, commission, board or agency, domestic or foreign, which (i) could have a Material Adverse Effect on the Company or Borealis, or (ii) questions the validity of the issuance, sale or delivery of the Transaction Securities or the validity of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, the Warrant Indenture or any of the Material Contracts; or (iii) restricts or purports to restrict or require qualifications for, the Company or Borealis conducting their business or activities, except such qualifications that have been satisfied. To the best of the knowledge of the Company, (i) there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under Canadian Securities Laws to be described in the Canadian Prospectus or under the Securities Act to be described in the Final U.S. Prospectus that are not so described and there are no conditions that would provide the basis for same; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that have not been so filed.

                  (y) Each of the Company and Borealis owns or leases all such properties and equipment, and have such personnel in place as are necessary to the

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                                     - 9 -


                           conduct of its operations as presently conducted, except for any such properties, equipment or personnel that the failure to own, lease or retain would not reasonably be expected to have a Material Adverse Effect, and except as set forth in or contemplated in the Registration Statement and the Prospectuses (exclusive of any supplement thereto).

                  (z) Other than as disclosed in the Registration Statement and the Prospectuses, since March 31, 2005:

                           (A) there has been no material change (actual, anticipated, proposed or prospective, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) prospects, financial position, capital or control of the Company or Borealis, taken as a whole;

                           (B) the Company and Borealis have carried on their respective businesses in the ordinary course and there has been no transaction entered into by the Company or Borealis which is material to the Company and Borealis, taken as a whole, other than those in the ordinary course of business;

                           (C) the Company and Borealis have not incurred or surrendered any right of material value; and

                           (D) there has been no material change in the capital or long term debt of the Company or Borealis, taken as a whole, and

                  (aa) other than as disclosed in the Registration Statement and the Prospectuses:

                           (A) the Company and Borealis are not liable for the debts, liabilities or other obligations of any third party whether by way of guarantee or indemnity or other contingent or indirect obligation; and

                           (B) all indebtedness of the Company and Borealis is being paid in the ordinary course of business.

                  (bb) The Company has not directly or indirectly declared or paid any dividend or declared or made any other distribution on any of its securities of any class, or directly or indirectly, redeemed, purchased or otherwise acquired any of its securities, or agreed to do any of the foregoing.

                  (cc) Neither the Company nor Borealis is a party to any agreement restricting the Company or Borealis from engaging in any line of business which the Company or Borealis currently engages or proposes to engage in or

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                                     - 10 -


                           competing with any other person in any business in which the Company or Borealis currently engaged or proposes to engage in.

                  (dd) Neither the Company nor Borealis is in breach or violation, or in default (whether after notice lapse of time or both) of any provision of (i) its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over the Company or Borealis or any of its properties, as applicable, except, in the case of clauses (i) or (iii) above, for violations or defaults as would not reasonably be expected to have a Material Adverse Effect, and except as set forth in or contemplated in the Registration Statement and the Prospectuses (exclusive of any supplement thereto). To the best of the knowledge of the Company, no other party to any of such Material Contracts is in arrears in respect of the performance or satisfaction of the terms and conditions on its part to be performed or satisfied under any of such Material Contracts, no waiver or indulgence has been granted by any of the parties thereto and no party to any of such Material Contracts has repudiated any provision thereof.

                  (ee) There are no transfer taxes or other similar fees or charges under the laws of Canada or any political subdivision thereof, U.S. federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or issue, sale or delivery by the Company of the Transaction Securities.

                  (ff) Each of the Company and Borealis has duly and on a timely basis filed all Tax Returns required to be filed by it, has paid all Taxes due and payable by it and has paid all assessments and re-assessments and all other Taxes, governmental charges, penalties, interest and other fines due and payable by it and which are claimed by any governmental authority to be due and owing, and adequate provision has been made for Taxes payable for any completed fiscal period for which Tax Returns are not yet required to be filed; there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax Return or payment of any Tax, governmental charge or deficiency by the Company or Borealis, other than the Tax Returns in respect of the year ended March 31, 2005, for which the Company and Borealis have received an extension to file such Tax Returns by December 15, 2005; there are no actions, suits or proceedings threatened or pending against the Company or Borealis in respect of Taxes, governmental charges or assessments and there are no matters under discussion with any governmental authority relating to Taxes, governmental charges or assessments asserted by any such authority.

                  (gg) No labor problem or dispute with the employees of the Company or Borealis exists or, to the knowledge of the Company, is threatened or imminent, including any plans or discussions on the part of any employees to commence unionization or collective bargaining efforts, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or Borealis' principal suppliers, contractors or customers, that could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement or the Prospectuses (exclusive of any supplement thereto). The Company is in material compliance with all laws respecting employment and employment practices, terms and conditions of employment, pay equity, workers injury compensation and wages, except where non-compliance would not have a Material Adverse Effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and Borealis, taken as a whole, and has not engaged in any unfair labour practice.

                  (hh) The Company and Borealis have implemented or have plans to implement upon the commencement of operations on the Property all required and standard safety training and education for its employees, consultants, and as the situation may require, visitors on-site at the Property.

                  (ii) The Company and Borealis are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as, to the Company's knowledge, are usually insured by persons operating similar businesses at similar stage of development; neither the Company nor Borealis has received any notice that its policies of insurance and fidelity or surety bonds insuring the Company or Borealis or their respective businesses, assets, employees, officers and directors are not in full force and effect; the Company and Borealis are in compliance with the terms of such policies and instruments in all material respects; and the Company has not received notice of any claim by the Company or Borealis under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor Borealis has been refused any insurance coverage sought or applied for; and neither the Company nor Borealis has any reason to believe that: (i) it will not be able to renew its existing insurance coverage as and when such coverage expires,
                           (ii) such existing insurance coverage is not adequate for the Property and the operations occurring thereon, (iii) it will not be able to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect or (iv) it will not be able to acquire the necessary supplementary insurance coverage as the development of the Property advances and more comprehensive insurance coverage is required, except as set forth in or contemplated in the Registration Statement or Prospectuses (exclusive of any supplement thereto).

                  (jj) Borealis is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on its securities, from repaying to the Company any loans or advances to it from the Company.

                  (kk) Except as set forth in or otherwise contemplated by the Registration Statement or the Prospectuses, the Company and Borealis possess or have obtained all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses currently conducted by them as contemplated to be conducted by, in each case as described in the Registration Statement and the Prospectuses (the "PERMITS"), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as disclosed in or contemplated by the Registration Statement or the Prospectuses, neither the Company nor Borealis have received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (ll) The Company and Borealis have in place all necessary access and right of way rights to all roads and thoroughfares leading to and from the Property, and such roads and thoroughfares are fit for the purpose of delivering materials and equipment to the Property and the removal all mineralized material.

                  (mm) The Company and Borealis maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act); the Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports to be filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Exchange Act and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and the Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

                  (nn) Except as disclosed in the Registration Statement and the Prospectuses, the Company is not aware of: (i) any significant deficiency or material weakness in the design or operation of the Company's internal control over financial reporting which is reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting occurred during or since the Company's most recent fiscal quarter that materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                  (oo) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Purchased Securities or otherwise.

                  (pp) Except as set forth in or otherwise contemplated by the Registration Statement or the Prospectuses, the Company and Borealis have been and are in compliance with all applicable federal, state, municipal and local laws, statutes, ordinances, by-laws, regulations, orders, directives and decisions (the "ENVIRONMENTAL LAWS") rendered by any ministry, department or administrative or regulatory agency ("ENVIRONMENTAL AUTHORITY") relating to the protection of human health and safety, the environment or pollutants, contaminants, chemicals, or industrial, toxic or hazardous wastes or substances regulated under either the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. s.9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. s.6901 et seq. or the Nevada Revised Statutes ("HAZARDOUS SUBSTANCES"), and no condition exists or event has occurred which, with or without notice or the passage of time or both, would constitute a violation of or give rise to liability under any applicable Environment Laws, other than any failure to comply or violation which has not and will not have a Material Adverse Effect on the Company, and except as set forth in or otherwise contemplated by the Registration Statement or the Prospectuses, there are no environmental audits, evaluations, assessments or studies relating to the Company or Borealis.

                  (qq) Except as disclosed in the Prospectuses, the Company and Borealis have obtained all material licenses, permits, approvals, consents, certificates, registrations and other authorizations (the "ENVIRONMENTAL PERMITS") required for the operation, or any part thereof, of its business as currently conducted and as contemplated to be conducted in the Prospectuses. Each Environmental Permit is valid, subsisting and in good standing and the Company is not in default or breach of any Environmental Permit and no proceeding is pending or threatened to revoke, amend or limit any Environmental Permits.

                  (rr) To the best of the knowledge of the Company, the Company is reasonably satisfied that all previous owners, lessors or operators of the Property complied with the Environmental Laws, except as set forth in or contemplated in the Registration Statement or Prospectuses.

                  (ss) The Company has taken reasonable steps in order to authenticate and validate the accuracy of all data and information in its possession that was relied upon in the preparation of the Technical Report, regardless of whether such data and information was generated and produced by the Company or by previous owner, lessor or operator of the Property.

                  (tt) The Company has not received notice of any, and to the best of the knowledge of the Company, there is no reasonable factual basis for, any adverse land claims from any native group, or similar cultural group, claiming any interest in the Property or any mineralized material contained therein.

                  (uu) The royalty payments required under the Borealis Lease are the only such royalty payments the Company or Borealis are subject to, and all royalties payable under the terms of the Borealis Lease are in good standing.

                  (vv) To the best of the knowledge of the Company based on written records provided to the Company, there has been no seismic activity, mine cave-ins, avalanche, land or rock slides, flooding or other events that have impacted the Property and which had a Material Adverse Effect on the Property within the past fifteen years, except as set forth in or contemplated in the Registration Statement and the Prospectuses.

                  (ww) Neither the Company nor Borealis has used or permitted to be used any of its assets or facilities, whether owned, leased, occupied, controlled or licensed or which it owned, leased, occupied, controlled or licensed at any prior time within the applicable statue of limitations to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any Hazardous Substance in such a manner as to give rise to a liability reasonably expected to have a Material Adverse Effect except in compliance with the applicable Environmental Permits and all applicable Environmental Laws.

                  (xx) Neither the Company nor Borealis has received any notice of, or been prosecuted for, an offence alleging violation of or non-compliance with any Environmental Law, nor has it settled any allegation of violation or non-compliance short of prosecution, other than any such non-compliance which did not have a material adverse effect on the Company. The Company is not aware of any orders of Environmental Authorities relating to environmental matters requiring any work, repairs, construction or capital expenditures to be made with respect to the business or any property, facilities or assets (whether currently owned, leased, occupied, controlled or licensed or owned, leased, occupied, controlled or licensed at any time prior to the date hereof) of the Company or any of the Subsidiaries.

                  (yy) Except in compliance with the Environmental Permits and all Environmental Laws, neither the Company nor Borealis has caused, allowed or permitted, or has any knowledge of, the release of any Hazardous Substance into the environment, in any manner whatsoever, or the presence of any Hazardous Substance on, under, around or from any of its properties, facilities or other assets (whether owned, leased, occupied, controlled or licensed), or any property, facility or other asset which it owned, controlled, occupied, licensed or leased at any time prior to the date hereof within the applicable statute of limitations, or any such release or presence on or from a property, facility or other asset owned, leased, occupied, managed, controlled or licensed by third parties but with respect to which the Company or Borealis is or may reasonably be alleged to have liability in such an amount as to have a Material Adverse Effect. All Hazardous Substances used in whole or in part by the Company or Borealis or resulting from their respective businesses have been disposed of, treated or stored in compliance with all applicable Environmental Permits and all applicable Environmental Laws.

                  (zz) Neither the Company nor Borealis has received any notice from any Environmental Authority that its business or the operation of any of its properties, facilities or other assets is in violation of any Environmental Law or any Environmental Permit or that it is responsible (or potentially responsible) for the clean up of any Hazardous Substances at, on or beneath any of its property, facilities or other assets (whether currently owned, leased, occupied, managed, controlled or licensed, or owned, leased, occupied, managed, controlled or licensed at any time prior to the date hereof), or at, on or beneath any other land or in connection with any waste or contamination migration to or from any of the Company's or any of the Subsidiaries' properties, facilities or other assets.

                  (aaa) Neither the Company nor Borealis is the subject of any international, foreign, federal, provincial, municipal or private action, suit, litigation, arbitration proceeding, governmental proceeding, investigation or claim involving a demand for damages or other potential liability with respect to violations of Environmental Laws or Environmental Permits.

                  (bbb) Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the

                           Company or any of its affiliates for employees or former employees of the Company and Borealis has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "CODE"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

                  (ccc) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act") applicable to the Company on the date hereof.

                  (ddd) Neither the Company nor Borealis nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or Borealis has taken any action, directly or indirectly, that would violate the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any foreign official. (as such term is defined in the FCPA) or any non-U.S. political party or official thereof or any candidate for non- U.S. political office, in contravention of the FCPA and the Company, Borealis and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

                  (eee) The operations of the Company and Borealis are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or Borealis are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or Borealis with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

                  (fff) There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an "OFF BALANCE SHEET TRANSACTION") that could reasonably be expected to affect materially the Company's liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission's Statement about Management's Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Final U.S. Prospectus which have not been described as required.

                  (ggg) Neither the Company nor Borealis have at anytime since the Company's incorporation (i) used any corporate funds for any unlawful contribution to any candidate for public office; or (ii) made any payment to any federal or state government officer or official or other person charged with similar public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                  (hhh) The Company and Borealis own, possess, license or have other rights to use, on reasonable terms, all material patents, patent applications, trademark and service marks, trademark and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business and Borealis' business as now conducted or as proposed in the Prospectus to be conducted, except as set forth in or contemplated in the Registration Statement and the Prospectuses (exclusive of any supplement thereto) and except where such failure would not have a Material Adverse Effect on the Company or Borealis.

                  (iii) Except as disclosed in the Registration Statement and the Prospectuses, the Company: (i) does not have any material lending or other relationship with any bank or lending affiliate of any of the Underwriters; and
                           (ii) does not intend to use any of the proceeds from the sale of the Purchased Securities hereunder to repay any outstanding debt owed to any affiliate of any of the Underwriters.

                  (jjj) Neither the Company nor Borealis nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Canada.

                  (kkk) Computershare Trust Company Inc., at its principal offices in Golden, Colorado and its principal transfer office in Toronto, Ontario has been, or will prior to the Closing be, duly appointed as the registrar and transfer agent for the Common Stock.

                  (lll) The Company will apply the net proceeds from the Offering in accordance with the description set forth in the Registration Statement or the Prospectuses under the heading "Use of Proceeds".

                  (mmm) Except as provided herein, there is no person, firm or corporation acting or purporting to act for the Company entitled to any brokerage or finder's fee in connection with this Agreement or any of the transactions contemplated hereunder, and in the event any person, firm or corporation acting or purporting to act for the Company becomes entitled at law to any fee from the Underwriters, the Company covenants to indemnify and hold harmless the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

                  Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering and sale of the Purchased Securities shall be deemed a representation and warranty by the Company, as to all matters covered thereby, to each Underwriter.

         (ii) Each Underwriter, severally, but not jointly or jointly and severally, represents and warrants to, and agrees with, the Company that:

                  (a) Such Underwriter will not distribute the Purchased Securities in jurisdictions other than the Canadian Qualifying Jurisdictions pursuant to the Prospectuses and the Registration Statement, as applicable, or such other jurisdictions as have been expressly agreed to by the Company and the Underwriters.

                  (b) Such Underwriter and each of its affiliates and any Selling Firm utilized by any of them shall, in each case, solicit and offer the Offered Units and the Additional Units for sale only in compliance with all applicable securities laws.

                  (c) Such Underwriter and each such affiliate and/or Selling Firm as aforesaid, will not, in connection with the offering of the Securities, make any representation or warranty with respect to the Purchased Securities, except pursuant to the Prospectuses.

                  (d) Such Underwriter has good and sufficient right and authority to enter into this Agreement and complete the transactions to be completed by it under this Agreement on the terms and conditions set forth herein.

                  (e) Such Underwriter and each such affiliate and/or Selling Firm as aforesaid is or will be duly qualified, registered and in good standing under applicable securities laws in those jurisdictions in which it, or its affiliates and/or Selling Firm as aforesaid, will act as underwriter of the Company in connection with the offering of Purchased Securities as to permit it to lawfully fulfill its obligations under this Agreement.

                  (f) Each Selling Firm utilized by any such Underwriter that previously offered Offered Units in the United States was, at the time of such offer, registered as a broker-dealer with the Commission, and to the extent registration is required, is registered with the appropriate governmental agency in each state in which it offers and sells Offered Units and is a member of the National Association of Securities Dealers, Inc.

                  (g) No sales of Offered Units will be made in the United States, and offers in the United States were made exclusively to Qualified Institutional Buyers.

                  (h) Such Underwriter knows of no person who rendered any services in connection with the introduction of the Company to such Underwriter. No person acting by, through or under the Underwriter will be entitled to receive from the Underwriter or the company any finder's fee or similar payments, except the Selling Firms and as otherwise described in the Prospectuses.

                  (i) Such Underwriter and each of its affiliates or Selling Firm utilized by any of them shall comply with the prospectus delivery and other requirements under all applicable Canadian Securities Laws, the Securities Act and the Rules and Regulations in connection with the offer and sale of the Offered Units.

                  (j) Such Underwriter will complete the distribution of the Offered Units and any Additional Units as soon as is reasonably possible and upon completion of such distribution, will provide a report of the distribution by jurisdiction.

         The representations and warranties and covenants of the Underwriters contained in section (ii) above shall be true and correct as of the Closing Date with the same force and effect as if then made by the Underwriters as of that date.

2.       PURCHASE AND SALE

         (i) Subject to the terms and conditions and in reliance upon the representations, warranties and covenants herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally, but not jointly or jointly and severally, to purchase from the Company, at a purchase price of $0.85 per Offered Unit, the amount of the Offered Units set forth opposite such Underwriter's name in Schedule I hereto. The Company acknowledges and agrees that the Underwriters, or some of them, on or before Closing, may elect to reallocate the amounts set forth in Schedule I provided the Offered Units continue to aggregate to 6,000,000.

         (ii) Subject to the terms and conditions and in reliance upon the representations, warranties and covenants herein set forth, the Company hereby grants to the Underwriters the Over-Allotment Option to purchase, severally, but not jointly or jointly and severally, the Additional Units at the same purchase price per share as the Underwriters shall pay for the Offered Units. The Over-Allotment Option may be exercised only to cover over-allotments in the sale of the Offered Units by the Underwriters. The Over-Allotment Option may be exercised in whole or in part at any time on or before the 30th day after Closing upon written notice by the Representative to the Company setting forth the number of Additional Units as to which the several Underwriters are exercising the Over-Allotment Option and the settlement date, which settlement date shall be a Business Day (i) no earlier than two Business Days after such notice has been given (and, in any event, no earlier than the Closing Date) and (ii) no later than seven Business Days after such notice has been given. The maximum number of Additional Units to be sold by the Company is 900,000. The number of Additional Units to be purchased by each Underwriter shall be the same percentage of the total number of the Offered Units to be purchased by the several Underwriters as such Underwriter is purchasing of the Offered Units, subject to such adjustments as the Underwriters shall agree to make with respect to fractional securities.

3.       UNDERWRITING FEE, UNDERWRITING OPTION AND CONSULTING FEE

         (i) In return for the Underwriters' services including but not limited to distributing the Units in the Jurisdictions, the Company will pay to the Underwriters a fee (the "UNDERWRITING FEE") equal to 8% of the total gross proceeds sold by the Company pursuant to the Offering, including sales of the Additional Units;

         (ii) As further consideration for their services hereunder, the Company will issue to or at the direction of the Underwriters on the Closing Date options (the "UNDERWRITERS' OPTION") substantially in a form acceptable to the Underwriters and the Company, both acting reasonably, entitling the holders to purchase, in the aggregate, such number of Common Shares as is equal to ten percent (10%) of the number of Purchased Securities sold under the Offering, exercisable at the Offering Price for a period of 12 months following the Closing Date. The Underwriters' Option, and the resale of the Shares acquired upon exercise of the Underwriters' Option will be registered under the Registration Statement and the Underwriters' Option will be qualified under the Prospectuses; and

         (iii) As compensation for corporate finance advice provided to the Company by Desjardins, the Company shall pay to Desjardins a consulting fee of $175,000, which fee shall be payable on the same basis as the reimbursement of expenses provided in
                  Section 8 of this Agreement.

4.       DELIVERY AND PAYMENT

         (i) Delivery of and payment for the Purchased Securities and the Additional Securities (if the Over-Allotment Option shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 8:00 a.m.,

                  Toronto time, on       , 2005, or at such time on such later
                  date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement among the Representative and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Purchased Securities being herein called the "Closing Date" and the "Closing Time", respectively). Delivery of the Purchased Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the Underwriters through the Representative of the respective aggregate purchase prices of the Purchased Securities being sold by the Company, net of the Underwriting Fee and net of amounts payable to the Underwriters' legal counsel (the "Legal Fees") and out-of-pocket expenses of the Underwriters incurred in connection with the offering and sale of the Purchased Securities (the "Out-of-Pocket Expenses") (which expenses shall be borne by the Company), to or upon the order of the Company by wire transfer payable in immediately available funds to the accounts specified by the Company. Certificates for the Offered Units and the Additional Units, if any, shall be delivered in accordance with the registration instructions provided by the Representative at least 48 hours prior to Closing Time.

         (ii) The purchase and sale of the Offered Units shall be completed at the offices of Lang Michener LLP, in the City of Toronto at the Closing Time;

         (iii) The delivery of the Purchased Securities and Additional Securities (to the extent the Over-Allotment Option shall have been exercised) shall be made to the Underwriters at the Closing Time in the form of one definitive certificate representing the aggregate Common Stock and one certificate representing the aggregate number of Warrants, in each case comprising the Purchased Units to be issued hereunder registered in the name of CDS & Co. (or as it may direct) against payment to the Company of the purchase price therefor, provided that the Representative may direct the Company 48 hours prior to the Closing Time to issue certificates representing the common stock and Warrants purchased by the U.S. Purchasers in the name(s) of their designees against the purchase price therefor and the number of shares of Common Stock and Warrants represented by such certificates shall be deducted from the number of shares of Common Stock and Warrants represented by the certificate registered in the name of CDS & Co.;

         (iv) If the Over-Allotment Option is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Additional Units (at the expense of the Company) to the Representative, at 8:00 a.m., Toronto time, on the date specified by the Representative and the Company (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof, net of the Underwriting Fee and net of the Legal Fees and Out-of-Pocket Expenses incurred in connection with the exercise of the Over-Allotment Option, to or upon the order of the Company by wire transfer payable in immediately available funds to the account(s) specified by the Company. If settlement for the Additional Units occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for the Additional Units, and the obligation of the Underwriters to purchase the Additional Units shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 7 hereof, including

                  (a) At the Over-Allotment Option Closing Time, the Company shall deliver a certificate in form satisfactory to the Underwriters certifying that the representations and warranties contained in this Agreement are true and correct on and as of the Over-Allotment Option Closing Time with the same force and effect as if such representations and warranties had been made on and as of such date and all covenants of the Company contained herein to be fulfilled, satisfied or complied with at or prior to the Over-Allotment Option Closing Time have been fulfilled, satisfied or complied with; and

                  (b) On the Over-Allotment Option Closing Date, the Company shall deliver to Desjardins on behalf of the Underwriters one or more definitive certificates registered in the name of CDS & Co. (or as it may direct) representing the Common Stock and Warrants in respect of which the Over-Allotment Option has been exercised.

         (v) In the event the Company shall subdivide, consolidate or otherwise change its Common Stock or Warrants prior to the Over-Allotment Option Closing Time, the number of Additional Units into which the Over-Allotment Option is exercisable shall be similarly subdivided, consolidated or changed such that the Underwriters would be entitled to receive the equivalent of the number and type of securities that they would have otherwise been entitled to receive had they exercised the Over-Allotment Option prior to such subdivision, consolidation or change. The subscription price per Unit shall be adjusted accordingly and notice shall be given to the Representative, on behalf of the Underwriters, of such adjustment. In the event that the Representative, on behalf of the Underwriters, shall disagree with the foregoing adjustment, such adjustment shall be determined conclusively by the Company's auditors at the Company's expense.

         (vi) The closing of the purchase and sale of the Additional Units shall be completed at the offices of Lang Michener LLP, in the City of Toronto at the Over-Allotment Option Closing Time.

5.       OFFERING BY UNDERWRITERS

         It is understood that the several Underwriters propose to offer the Offered Units for sale to the public as set forth in the Prospectuses and in compliance with applicable Canadian Securities Laws and U.S. Securities Laws.

6.       AGREEMENTS

         (i)      The Company agrees with the several Underwriters that:

                  (a) Prior to the filing of the Registration Statement, the Canadian Prospectus and any Supplementary Materials (as defined below in section 6(1)(e)), the Company shall allow the Underwriters to participate fully in the preparation of the Registration Statement, the Canadian Prospectus and such Supplementary Materials, respectively, and shall allow the Underwriters to conduct all due diligence investigations which the Underwriters may reasonably require in order to fulfill their obligations as underwriters and in order to enable the Underwriters to responsibly execute the certificate required to be executed by the Underwriters in the Canadian Prospectus and any Supplementary Materials. During the period commencing on the date hereof and ending on the completion of the Distribution of the Transaction Securities hereunder, the Company shall also co-operate in all respects with the Underwriters to allow and assist the Underwriters to participate in the preparation of any Supplementary Materials and shall allow the Underwriters to conduct all due diligence investigations which, in the opinion of the Underwriters, are required to be undertaken, including so as to enable the Underwriters to responsibly execute any certificate related to such Supplementary Materials.

                  (b) The Company shall deliver to the Underwriters and their counsel contemporaneously, as nearly as practicable, with the execution and delivery of this
                           Agreement: (i) a copy of the Canadian Preliminary Prospectus in the English language signed and certified as required by the Canadian Securities Laws in each of the Canadian Qualifying Jurisdictions;
                           (ii) a copy of all such documents and certificates that were filed with the Canadian Preliminary Prospectus under Canadian Securities Laws; and (iii) a letter from the TSX advising the Company that approval of the conditional listing of the Common Stock has been granted by the TSX, subject to the satisfaction of certain conditions set out therein.

                  (c) The Company shall deliver to the Underwriters and their counsel contemporaneously, as nearly as practicable, with the filing of the Canadian Final Prospectus with the British Columbia Securities
                           Commission: (i) a copy of the Canadian Final
                           Prospectus in each of the French and the English language signed and certified as required by the Canadian Securities Laws in each of the Canadian Qualifying Jurisdictions; and (ii) a copy of all such documents and certificates that were filed with the Canadian Final Prospectus under Canadian Securities Laws. The deliveries set forth in (i) shall also constitute the Company's consent to the Underwriters' use of the Canadian Final Prospectus for the Distribution of the Transaction Securities in the Canadian Qualifying Jurisdictions in compliance with the provisions of this Agreement.

                  (d) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective as soon as possible thereafter.

                  (e) The Company will notify the Underwriters and their counsel promptly, and confirm the notice in writing, when any amendment to the Registration Statement has been filed with the Commission or has become effective, and when the Canadian Final Prospectus, or any amended Canadian Prospectus, U.S. Prospectus or any supplement thereto (collectively, "Supplementary Material") shall have been filed, in which case the Company shall deliver to the Underwriters all signed and certified copies of such Supplementary Material in the English language along with all documents similar to those referred to in Section 6(i)(b) and
                           Section 6(i)(c) and such other documents as the Underwriters may reasonably request. Prior to the termination of the offering of the Transaction Securities and the Distribution, the Company will not file any amendment of the Registration Statement or supplement to the U.S. Prospectus or any Rule 462(b) Registration Statement or the U.S. Prospectus or any amendment to the Canadian Prospectus unless a copy thereof shall first have been submitted to the Underwriters and their counsel within a reasonable period of time prior to the filing thereof and the Underwriters shall not have reasonably objected thereto in good faith. The Company shall in good faith discuss with the Underwriters and their counsel any fact or change in circumstances (actual, anticipated, contemplated, proposed or threatened, financial or otherwise) which is of such a nature that there is reasonable doubt whether written notice need be given under this Section. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final U.S. Prospectus is otherwise required under Rule 424(b), the Company will cause the Final U.S. Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representative with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative in writing: (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final U.S. Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) (or Rule 430A(a)(3), if applicable) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Transaction Securities and the Distribution, any amendment to the Registration Statement or the Canadian Preliminary Prospectus, the Canadian Final Prospectus or any Supplementary Material shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the U.S. Prospectus or for any additional information, or any request by any Canadian Securities Commission that the Company make any amendment to the Canadian Preliminary Prospectus, the Canadian Final Prospectus, any Supplementary Material or that the Company provide any additional information in respect of the offering of the Transaction Securities, (5) of the issuance by the Commission or any Canadian Securities Commission of any stop order suspending the effectiveness of the Registration Statement or the Canadian Final Prospectus or any Supplementary Material or the initiation or threatening of any proceeding for that purpose or the receipt by the Company of any communication from any Canadian Securities Commission, the TSX or any other Governmental Authority relating to the Canadian Preliminary Prospectus, the Canadian Final Prospectus or any Supplementary Material or the Distribution of the Transaction Securities, and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transaction Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (f) If, at any time when a prospectus relating to the Transaction Securities is required to be delivered under the Securities Act or Canadian Securities Laws, any event occurs as a result of which the Final U.S. Prospectus or the Final Canadian Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Final U.S. Prospectus or the Final Canadian Prospectus to comply with the applicable requirements of the Securities Act and Canadian Securities Laws, the Company promptly will:
                           (1) notify the Representative in writing of any such event, (2) prepare and file with the Commission and the Canadian Securities Commissions, subject to the second sentence of paragraph (i)(d) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance, and
                           (3) supply any amended or supplemented Prospectuses to the Underwriters in such quantities and at such places as the Underwriters may reasonably request.

                  (g) Once the Company becomes a reporting issuer (as defined under applicable securities laws), it will use reasonable commercial efforts to maintain such reporting issuer status at all times, and not be in default in any material respect of the applicable requirements of the Canadian Securities Laws and the federal securities laws of the United States during the Distribution Period.

                  (h) The Company will use reasonable commercial efforts to maintain the Registration Statement continuously effective under the 1933 Act at all times during the Distribution Period.

                  (i) The Company will use reasonable commercial efforts to maintain the listing of the Common Stock on the TSX upon the listing of the Common Shares on the TSX during the Distribution Period.

                  (j)      Commencing on the date hereof and until the later of:
                           (1) the completion of the Distribution, or (2) the time at which the Securities Act and Canadian Securities Laws no longer require a prospectus relating to the Transaction Securities to be delivered, the Company shall promptly notify the Underwriters in writing of:

                           (A)      any change (actual, anticipated,
                                    contemplated, proposed or threatened,
                                    financial or otherwise) in the business, affairs, operations, assets, properties, prospects, liabilities (contingent or otherwise), capital, earnings of financial condition of the Company or Borealis;

                           (B) a change in any material fact or matter covered by a statement contained in the Prospectuses or any Prospectus Amendment which change is, or may be, of such a nature as to render any statement in the Prospectuses or any Supplementary Material misleading or untrue or which would result in a misrepresentation in the Prospectuses or any Supplementary Material;

                           (C) the discovery of any new material fact that would have been required to be disclosed in the Prospectuses or any Supplementary Material had it been discovered prior to the date thereof; or

                           (D) any change in Canadian Securities Laws or the Securities Act;

                           which is, or may be, of such a nature as to render the Prospectus or any Supplementary Material misleading or untrue in whole or in part or would result in a misrepresentation (as such term is defined under Canadian Securities Laws) therein or would result in the Registration Statement, the Prospectuses or any Supplementary Material not complying with any Canadian Securities Laws or the Securities Act, or which change, misstatement or new material fact would reasonably be expected to have a significant effect on the market price or value of the Securities, or any other reason it is necessary, in the reasonable judgment of counsel to the Company, at any time to amend or supplement the Prospectuses in order to comply with Canadian Securities Laws or the Securities Act.

                  (k) During the period commencing on the date hereof and ending on the completion of the Distribution of the Transaction Securities hereunder, the Company will promptly inform the Underwriters of the full particulars of:

                           (A) any request of the Commission or any Canadian Securities Commission for any amendment to the Registration Statement, the Preliminary U.S. Prospectus, the Final U.S. Prospectus, the

                                    Canadian Preliminary Prospectus, the
                                    Canadian Final Prospectus, or any
                                    Supplementary Material, or for any
                                    additional information in connection with the offering and sale of the Transaction Securities;

                           (B) the issuance by the Commission, any Canadian Securities Commission, the TSX or any other Governmental Authority of any order to cease or suspend trading of any securities of the Company or of the institution or threat of institution of any proceedings for that purpose; and

                           (C) any notice or other correspondence received by any of them from any Governmental Authority requesting information, meeting or hearing or commencing or threatening any investigation into any of them or their business that would have a material adverse effect on the condition of the Company or the completion of the offering and sale of the Transaction Securities.

                  (l) Until the date on which the Distribution of the Transaction Securities is completed, the Company will promptly (and in any event within any applicable time limitation) comply with all legal requirements under the Securities Act, Canadian Securities Laws, and the rules and by-laws governing the TSX required as a result of any event described in Section 6(i)(j) or
                           (k) in order to continue to qualify the Distribution of the Transaction Securities in each of the Canadian Qualifying Jurisdictions and the offering of the Transaction Securities in the United States pursuant to this Agreement, including the prospectus amendment provisions of the Canadian Securities Laws, and will prepare and file to the satisfaction of the Underwriters any Supplementary Material which, in the opinion of the Underwriters, may be necessary or advisable. In addition to the provisions of Section 6(i)(j) or (k) above, the Company will, in good faith, discuss with the Underwriters any change, event or fact contemplated in Section 6(i)(j) or (k) which is of such a nature that there may be reasonable doubt as to whether notice should be given to the Underwriters under Section 6(i)(j) or (k) and will consult with the Underwriters with respect to the form and content of any Supplementary Material proposed to be filed by the Company, it being understood and agreed that no such Supplementary Material will be filed with the Commission or any Canadian Securities Commission prior to the review and approval by the Underwriters and their counsel. The Company shall also cooperate in all respects with the Underwriters to allow and assist the Underwriters to participate in the preparation of any Supplementary Material and to conduct all due diligence investigations which the Underwriters deem appropriate in order to fulfill their obligations as underwriters and to enable the Underwriters to responsibly execute any certificate related to such Supplementary Material required to be executed by them. The Company will deliver to the Underwriters, without charge, such number of copies of such Supplementary Material as the Underwriters may reasonably request.

                  (m) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

                  (n) The Company will promptly furnish to the Representative and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of the Preliminary U.S. Prospectus and the Final U.S. Prospectus and any supplement thereto as the Representative may reasonably request. The Company shall cause commercial copies of the Preliminary U.S. Prospectus and the Final U.S. Prospectus, and of the Preliminary Canadian Prospectus and the Final Canadian Prospectus, to be delivered to the Underwriters, without charge, in such numbers and in such places as the Underwriters may reasonably request by oral or written instructions to the printer of the Prospectuses. The Company will use its reasonable best efforts to effect such delivery as soon as possible and not later than 12:00 p.m., Toronto time, on the first Business Day immediately following the date of receipt of the MRRS decision documents with respect to each of the Preliminary Canadian Prospectus and the Final Canadian Prospectus. The Company will use its reasonable best efforts to effect the delivery of commercial copies of any Supplementary Material required to be delivered, on request to the Underwriters or to any purchaser of Transaction Securities. The commercial copies of the Prospectuses and any Supplementary Material shall be identical in content to the electronically transmitted versions thereof filed with Canadian Securities Commissions pursuant to the System for Electronic Document Analysis and Retrieval (SEDAR) established pursuant to National Instrument 13-101 of the Canadian Securities Commissions in the case of the Final Canadian Prospectus and applicable Supplementary Material and the electronically transmitted version filed on the Commission's EDGAR system for the Final U.S. Prospectus and applicable Supplementary Material.

                  (o) The Company will arrange for the qualification of the Transaction Securities for offer and sale under the laws of such jurisdictions as the Representative may designate, and will maintain such qualifications in effect so long as required for the Distribution of the Transaction Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Transaction Securities or taxation, in any jurisdiction where it is not now so subject.

                  (p) For a period of 120 days after the date of this Agreement, the Company will not, without the prior written consent of the Representative, agree to issue, issue, offer, sell, contract to sell, re-sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act or similar transaction, any shares of Common Stock or other shares in the capital of the Company or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock or other shares in the capital of the Company; or publicly announce an intention to effect any such transaction, provided, however, that the Company may
                           (i) issue and sell shares of Common Stock pursuant to any employee stock option plan (and may issue options thereunder), share ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time; (ii) and the Company may issue shares of Common Stock upon the conversion of securities or the exercise of warrants outstanding at the Execution Time and disclosed in the Prospectus; and (iii) Shares of Common Stock held in escrow as of the Execution Time may be released from such escrow in accordance with their escrow terms.

                  (q) Except where such non-compliance would not have a Material Adverse Effect, the Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act and the FCPA and equivalent legislation under the laws of Canada or any province thereof, and use its best efforts, including the adoption of a code of ethics or other policy, to require the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act, and the FCPA equivalent legislation under the laws of Canada or any province thereof.

                  (r) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Transaction Securities.

                  (s) The Company will not issue any press release or public announcement, where such press release or public announcement relates to the transactions contemplated herein or any financial, regulatory or material business matters, between the date hereof and the Closing Date without first consulting with the Representative.

                  (t) At the time of execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and the Public Company Accountant Oversight Board (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final U.S. Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to Underwriters in connection with registered public offerings;

                  (u) The Company will use reasonable efforts to cause shareholders holding no less than 95% of the Company's issued and outstanding Common Stock to furnish to the Underwriters, prior to the date hereof, a letter or letters, in the form attached hereto as Exhibit A and as described in the Prospectuses under the heading "Lock-Up Agreements".

                  (v) During the period until the later of three years from the Closing Date and the end of the Distribution Period, the Company will furnish to the Representative, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of Common Stock or Warrants, other than any such reports or communications filed with the Commission pursuant to the Commission's EDGAR system or with the Canadian Securities Commissions under SEDAR.

                  (w) Prior to filing with the Commission any reports pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the Underwriters and receive and consider its comments thereon, and to deliver promptly to the Underwriters a signed copy of each report filed by it with the Commission.

                  (x) During the Distribution Period, the Company shall promptly, and in any event within any applicable statutory time limitation, comply, to the reasonable satisfaction of the Underwriters, with all applicable filings and other requirements under the Canadian Securities Laws and the Securities Act as a result of any material fact or change referred to in Section 6(j) above.

                  (y) The Company will use the net proceeds from the sale of the Purchased Securities in the manner described in the Registration Statement and the Prospectuses.

7.       CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS

         The obligations of the Underwriters on the Closing Date to purchase the Offered Units and the Additional Units, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of their respective obligations hereunder and to the following additional conditions:

         (i) The Company shall have obtained a final MRRS decision document issued by the British Columbia Securities Commission, in its capacity as principal regulator under MRRS.

         (ii) The Final U.S. Prospectus shall have been timely filed with the Commission, and the Canadian Final Prospectus shall have been timely filed with the Canadian Securities Commissions, all in accordance with Section 6; no stop order suspending the effectiveness of the Registration Statement or Canadian Final Prospectus or any part thereof or the qualification or registration of the Transaction Securities, or any of them shall have been issued and no proceeding for that purpose shall have initiated or threatened by the Commission, Canadian Securities Commissions or TSX; and any request of the Commission, Canadian Securities Commissions or TSX for inclusion of additional information in the Registration Statement or the Final U.S. Prospectus or Final Canadian Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriters.

         (iii) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative and the Company, both acting reasonably, agree in writing to a later time, the Registration Statement will become effective not later than 9:30 a.m. on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. Toronto time on such date; if filing of the U.S. Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the U.S. Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b).

         (iv) Lang Michener LLP shall have furnished to the Underwriters a legal opinion dated the Closing Date, in form and substance satisfactory to counsel to the Underwriters, acting reasonably, as to the laws of Canada and the Canadian Qualifying Jurisdictions, which counsel in turn may rely upon the opinions of local counsel where they deem such reliance proper as to the laws other than those of Canada and of Ontario and British Columbia and as to matters of fact, on certificates of the auditors of the Company, public officials and officers of the Company and correspondence between public officials and stock exchange officials with respect to matters set forth in Exhibit B hereto;

         (v)      [INTENTIONALLY DELETED.]

         (vi) Dorsey & Whitney LLP shall have furnished to the Underwriters their written opinion, as counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Underwriters, as to United States federal securities laws, which counsel in turn may rely upon opinions of local counsel where they deem such reliance proper, substantially covering such matters as are listed in Exhibit C hereto;

         (vii) Parr Waddoups Brown Gee & Loveless shall have furnished to the Underwriters their written opinion, as counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially covering such matters as are listed in Exhibit D hereto, together with an updated title report in respect of the Borealis Property;

         (viii) Snell & Wilmer LLP shall have furnished to the Underwriters their written opinion, as counsel to the Company, addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially covering such matters as are listed in Exhibit E hereto;

         (ix) The Underwriters shall have received at the Closing Time a legal opinion dated the Closing Date, addressed to the Underwriters from counsel to the Underwriters, Goodmans, with respect to certain Canadian legal matters in Section 7(iv), provided that counsel to the Underwriters shall be entitled to rely on the opinions of local counsel as to matters governed by the laws of jurisdictions other than the laws of British Columbia and Ontario and as to matters of fact, on certificates of the auditors of the Company, public officials and officers of the Company, and provided further that counsel to the Underwriters shall be entitled to rely upon the opinion of counsel to the Company;

         (x) At the Execution Time, the Underwriters shall have received from Ernst & Young LLP a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final U.S. Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

         (xi) With respect to the letter or letters of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Underwriters at the Execution Time (the "INITIAL LETTERS"), the Company shall have furnished to the Underwriters a letter (the "BRING-DOWN LETTER") of such accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and the Public Company Accountant Oversight Board,
                  (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Final U.S. Prospectus, as of a date not more than two business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters;

         (xii) The Underwriters shall have received at the Closing Time certificates dated the Closing Date, addressed to the Underwriters and counsel to the Underwriters and signed by or on behalf of the Company and Borealis with respect to the articles of incorporation and by-laws of the Company and Borealis, all resolutions of the directors of the Company relating to this Agreement, the Warrant Indenture and the Underwriters' Option, the incumbency and specimen signatures of signing officers of the Company and with respect to such other matters as the Underwriters may reasonably request;

         (xiii) The Underwriters shall have received at the Closing Time a certificate or certificates dated the Closing Date, addressed to the Underwriters and counsel to the Underwriters signed by the Chief Executive Officer and by the Chief Financial Officer of the Company, certifying, after having made due enquiry and after having carefully examined the Prospectuses and any Prospectus Amendments, that:

                  (a) since the respective dates as of which information is given in the Prospectuses as amended by any Prospectus Amendment (A) there has been no material adverse change (actual, anticipated, contemplated, proposed or threatened, whether financial or otherwise) in the business, financial condition, affairs, operations, assets, liabilities or obligations (contingent or otherwise) or capital of the Company and (B) no transaction has been entered into by the Company which is material to the Company, other than as disclosed in the Prospectuses or the Prospectus Amendments, as the case may be;

                  (b) in their opinion (A) as of the Effective Date, the Registration Statement and Prospectuses did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectuses which has not been so set forth;

                  (c) the Company has complied with and satisfied the covenants, terms and conditions of this Agreement on its part to be complied with and satisfied up to the Closing Time; and

                  (d) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated by this Agreement;

                  (e) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened;

                  (f) no order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Securities or any other securities of the Company has been issued or made by any Governmental Authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company threatened by any Governmental Authority;

                  (g) since March 31, 2005, there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement or the Prospectuses (exclusive of any supplement thereto); and

                  (h) such other matters as the Underwriters may reasonably request and each of the statements in such certificate shall be true in fact and the Underwriters shall have no knowledge to the contrary.

         (xiv) Neither the Company nor Borealis shall have sustained since the date of the latest audited financial statements included in the Prospectuses (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectuses or (B) since such date, there shall not have been any change in the capital stock or long-term debt of the Company or Borealis or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and Borealis, otherwise than as set forth or contemplated in the Prospectuses, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Units and Additional Units being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectuses;

         (xv) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the TSX, the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States or Canada shall have become engaged in hostilities (other than those existing prior to the execution and delivery of this Agreement), there shall have been an escalation in hostilities (including hostilities existing prior to the execution and delivery of this Agreement) involving the United States or Canada or there shall have been a declaration of a national emergency or war by the United States or Canada or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States or Canada shall be such), including, without limitation, as a result of terrorist activities after the date hereof, or any other calamity or crisis as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Offered Units and Additional Units being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectuses;

         (xvi) The Underwriter, shall not have discovered and disclosed to the Company on or prior to such Closing Date that the Registration Statement, the Final U.S. Prospectus or the Final Canadian Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of Goodmans, counsel for the Underwriters, is material or omits to state a fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading;

         (xvii) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the U.S. Prospectus (exclusive of any supplement thereto) and the Canadian Prospectus, any change in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and Borealis, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the U.S. Prospectus (exclusive of any supplement thereto) and the Canadian Prospectus, and the Underwriters shall not have become aware of any undisclosed material adverse information relating to the Company and its Subsidiaries, or other adverse material development, the effect of which, is, in the sole judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Purchased Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Prospectus (exclusive of any supplement thereto and the Canadian Prospectus).

         (xviii) The Underwriters shall have received on or prior to the Closing Date an executed letter or letters, in the form attached hereto as Exhibit A and as described in the Prospectuses under the heading "Lock-Up Agreements", from shareholders holding no less than 95% of the Company's issued and outstanding Common Stock.

         (xix) The Common Stock comprising the Transaction Securities shall be listed and posted for trading on the TSX at the opening of trading on the Closing Date.

         (xx) The Underwriters shall have received on or prior to the Closing Date such other certificates, statutory declarations, agreements or materials that are customary in public offerings, in form and substance reasonably satisfactory to the Underwriters and their counsel, and such other information, as the Underwriters and their counsel may reasonably request.

         If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 7 shall be delivered at the office of Lang Michener LLP, BCE Place, Suite 2500, 181 Bay Street, Toronto, Ontario M5J 2T7, counsel for the Company, on the Closing Date.

8.       REIMBURSEMENT OF UNDERWRITERS' EXPENSES

         Whether or not the transactions contemplated by this Agreement shall be completed, all expenses of the Company and of the Underwriters of or incidental to the transactions contemplated by this Agreement and the proposed issue of Transaction Securities contemplated herein including the issue, sale and delivery of the Purchased Securities and all expenses of or incidental to all other matters in connection with the transactions set out in this Agreement shall be the responsibility of and shall be borne directly by the Company, including, without limitation: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Preliminary U.S. Prospectus, the Final U.S. Prospectus, and each amendment or supplement to any of them; (ii) the preparation, printing or reproduction and filing with the Canadian Securities Commission of the Preliminary Canadian Prospectus and the Final Canadian Prospectus, including any materials or certificates filed therewith, and each amendment or supplement to any of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary U.S. Prospectus, the Final U.S. Prospectus, the Preliminary Canadian Prospectus, the Final Canadian Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Purchased Securities and the issue of the other Transaction Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Transaction Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Transaction Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering and sale of the Transaction Securities; (vi) the registration of the Securities under the Exchange Act and the listing of the Transaction Securities on the TSX; (vii) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (viii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Purchased Securities; (x) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (xi) the fees of legal counsel to the Underwriters (plus taxes and disbursements); (xii) the reasonable fees and expenses relating to the marketing of the Securities (including, without limitation, "road shows", marketing meetings, marketing documentation and investor meetings); (xiii) all reasonable out-of-pocket expenses of the Underwriters (including Underwriters' travel expenses in connection with due diligence, marketing meetings and "road shows"); and (xiv) all other costs and expenses incident to the performance by the Company of their obligations hereunder, including any advertising, printing, courier, telecommunications, data searches, travel, entertainment, any other expenses and the fees and disbursements of experts retained by us; and (xv) all related Goods & Services Tax ("GST") and applicable provincial taxes. Such reimbursements will be payable upon a request for payment thereof by us whether or not the proposed transaction or any other transaction contemplated by this Agreement is contemplated. All or part of the amounts payable under this Agreement may be subject to GST or applicable provincial tax.

9.       INDEMNIFICATION AND CONTRIBUTION

         (i) The Company agrees to indemnify and hold harmless each of the Underwriters and each of their respective subsidiaries and each of their respective directors, officers, employees, partners, agents and each of their respective directors, officers, employees, agents, each other person, if any, controlling each Underwriter or any of their respective subsidiaries, and each shareholder of each Underwriter, from and against any and all losses (other than loss of profits), expenses, claims (including shareholder actions, derivative or otherwise), actions, damages and liabilities, joint or several, including the aggregate amount paid in reasonable settlement of any actions, suits, proceedings, investigations or claims and the reasonable fees and expenses of their counsel that may be incurred in advising with respect to and/or defending any action, suit, proceeding, investigation or claim that may be made or threatened against any indemnified party under this section 9(i) or in enforcing this indemnity to which any indemnified party may become subject or otherwise involved, in any capacity insofar as the Claims relate to, are caused by, result from, arise out of or are based upon, directly or indirectly:

                  (a) any information or statement (except any information or statement relating solely to the Underwriters or provided by the Underwriters) contained in the Registration Statement or any registration statement subsequent prepared and filed with the Commission in connection with the offer, sale or resale of any of the Transaction Securities, Preliminary Canadian

                           Prospectus, the Preliminary U.S. Prospectus, the Prospectuses or any Prospectus Amendment or in any certificate or other document or material filed or delivered by or on behalf of the Company contains or is alleged to contain a misrepresentation;

                  (b) any omission or alleged omission to state in the Registration Statement or any registration statement subsequent prepared and filed with the Commission in connection with the offer, sale or resale of any of the Transaction Securities, the Preliminary Canadian Prospectus, Preliminary US Prospectus, the Prospectuses or any Prospectus Amendment or any certificate or other document or material filed or delivered by or on behalf of the Company, any fact (except facts relating solely to the Underwriters), required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

                  (c) any order made or enquiry, investigation or proceeding commenced or threatened by any securities regulatory authority or any other competent authority based upon any untrue statement or omission or alleged untrue statement or alleged omission or any misrepresentation or alleged misrepresentation (except a statement, alleged omission or alleged misrepresentation or alleged statement, omission or misrepresentation relating solely to the Underwriters) in the Registration Statement or any registration statement subsequent prepared and filed with the Commission in connection with the offer, sale or resale of any of the Transaction Securities, the Preliminary Canadian Prospectus, Preliminary US Prospectus, the Prospectuses or any Prospectus Amendment or in any other document or material filed or delivered by or on behalf of the Company preventing or restricting the trading in or the sale or Distribution of the Offered Units in any of the Jurisdictions;

                  (d) the breach by the Company of any representation or warranty set forth herein or in any certificate or other document to be delivered pursuant to this Agreement or the failure of the Company to comply with any of their obligations hereunder or thereunder; or

                  (e) the non-compliance or alleged non-compliance by the Company with any of the Canadian Securities Laws or the Securities Act in connection with the transactions contemplated herein.

         (ii) Each Underwriter severally and not jointly, nor jointly and severally, agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Canadian Prospectus, the Preliminary

                  U.S. Prospectus, the Prospectuses, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Canadian Prospectus, the Preliminary U.S. Prospectus, the Prospectuses, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by, or on behalf of such Underwriter through the Representative, specifically for inclusion therein, and will reimburse the Company for any reasonable legal or other reasonable expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

         (iii) If any claim contemplated by Section 9(i) or Section 9(ii) (collectively, "CLAIMS") is asserted against any indemnified party in respect of which indemnification is or might reasonably be considered to be provided under such sections, the indemnified party will notify the indemnifying party as soon as possible of the nature of such Claim, but the omission to so notify as soon as possible the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 9, except to the extent that such omission or delay prejudices their ability to contest such Claim or results in any material increase in the indemnification liability which the indemnifying party has with respect to such Claim, and the indemnifying party shall be entitled (but not required) to participate in or assume the defence of any suit or the conduct of any proceeding brought to enforce such Claim; provided, however, that the defence shall be conducted through legal counsel acceptable to the indemnified party, acting reasonably, and provided that no admission of liability in respect of any such Claim may be made by or on behalf of an indemnified party or an indemnifying party without the prior written consent of all parties hereto.

         (iv) With respect to any indemnified party under section 9(i) who is not a party to this Agreement, it is the intention of the Company to constitute the Underwriters as trustees for such indemnified party of the rights and benefits of this Section and the Underwriters agree to accept such trust and to hold the rights and benefits of this Section in trust for and on behalf of such indemnified party.

         (v) In any such Claim referred to in this Section 9, the indemnified party shall have the right to retain other counsel to act on his, her or its behalf and participate in the defence of such Claim, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless: (i) the indemnifying party does not assume the defence of the Claim within a reasonable period of time of being notified of such Claim; (ii) the indemnifying party and the indemnified party shall have mutually agreed to the retention of the other counsel and the manner in which the costs of such counsel are to be shared; or (iii) the named parties to any such Claim (including any added, third or impleaded party) include both the indemnified party on the one hand and the indemnifying party on the other hand, and in the written opinion of counsel to the indemnified party, acting reasonably, the representation of both parties by the same counsel would be inappropriate due to the actual or potential conflicting interests between them or additional defences are available to an indemnified party, in each of which cases the indemnifying party shall not have the right to assume the defence of such suit on behalf of the indemnified party but shall be liable to pay the reasonable fees and expenses of counsel for the indemnified party. In no event shall an indemnifying party be required to pay the reasonable fees and expenses of more than one counsel in any one jurisdiction for all of the Indemnified Parties in respect of any particular Claim or related set of Claims.

         (vi) Neither the indemnifying party nor any indemnified party will, without each of the other's prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, suit, proceeding, investigation or claim in respect of which indemnification may be sought hereunder (whether or not any indemnified party is a party thereto) unless such settlement, compromise, consent or termination includes a release of each indemnified party from any liabilities arising out of such action, suit, proceeding, investigation or claim.

         (vii) The rights of indemnity contained in this Section 9 shall cease to apply in respect of an indemnified party if and to the extent that a court of competent jurisdiction in a final judgment that has become non-appealable shall have determined that such losses, expenses, claims, actions, damages or liabilities to which the indemnified party may be subject were caused by the negligence or wilful misconduct of such indemnified party.

         (viii)   In the event that the indemnity provided in subsections (i) or
                  (ii) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, and the Underwriters, severally and not jointly, agree to contribute to the aggregate loses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "LOSSES") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Purchased Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of such Securities) be responsible for any amount in excess of the Underwriting Fee applicable to the Purchased Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters, severally and not jointly, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering and sale of the Securities (before deducting expenses) received by them, and benefits received by the Underwriters shall be deemed to be equal to the Underwriting Fee. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph
                  (viii), no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and Prospectuses and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (viii).

         (ix) The rights to contribution provided in this Section shall be in addition to and not in derogation of any other right to contribution which the Company and the Underwriters may have by statute or otherwise at law.

10.      DEFAULT BY AN UNDERWRITER

         (i) If any one or more Underwriters shall fail to purchase and pay for any of the Offered Units or Additional Units agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Purchased Securities, and if such nondefaulting Underwriters do not purchase all of the Purchased Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company.

         (ii) In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, and any nondefaulting Underwriter for damages occasioned by its default hereunder.

11.      TERMINATION

         (i) Each Underwriter is entitled to terminate its obligation to purchase the Purchased Securities by written notice to that effect given to the Company at or prior to the Closing Time if:

                  (a) any inquiry, action, suit, investigation or other proceeding (whether formal or informal) is instituted, announced or threatened or any order is made by any Governmental Authority (other than an inquiry, action, suit, investigation or proceeding or order based solely upon the activities of the Underwriters), or there is any change of any Laws, or interpretation or administration thereof, which, in the opinion of any of the Underwriters, operates to prevent or restrict the distribution of the Securities in any of the Canadian Qualifying Jurisdictions or would prevent or restrict trading in the Securities of the Company or would reasonably be expected to have a significant adverse effect on the market price or value of the Securities;

                  (b) any order to cease or suspend trading in any securities of the Company, or prohibiting or restricting the distribution of the Offered Units and Additional Units is made, announced or threatened, or proceedings are commenced, announced or threatened for the making of any such order, by any securities commission or similar regulatory authority, or by any other competent authority, and has not been rescinded, revoked or withdrawn;

                  (c) there occurs or is discovered any material change, any other change, event or fact contemplated by
                           Section 6(i)(j) which, in the reasonable opinion of that Underwriter, could be expected to result in the purchasers of a material number of Purchased Securities exercising their right under securities Laws to withdraw from or rescind their purchase thereof or sue for damages in respect thereof or which could reasonably be expected to have a significant adverse effect on the market price or value of the Purchased Securities or any of them;

                  (d) the state of the financial markets is such that in the reasonable opinion of that Underwriter, the Purchased Securities cannot be profitably marketed;

                  (e) there should develop, occur or come into effect or existence any event, action, state, condition or occurrence of national or international consequence, acts of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions or any action, law, regulation, inquiry or other occurrence of any nature which, in the opinion of such Underwriter, materially adversely affects or may materially adversely affect the Canadian and U.S. financial markets generally or the business, operations or affairs of the Company and Borealis, taken as a whole, or the market price or value of the Purchased Securities;

                  (f) there is announced any change or proposed change in the income tax laws of the United States or Canada or the interpretation or administration thereof and such change would, in the reasonable opinion of an Underwriter, acting in good faith and after consultation with the Company, be expected to have a significant adverse effect on the marketability of the Purchased Securities; or

                  (g) the Underwriters are advised that the TSX will not approve the listing of the Common Stock.

         (ii) In addition to the foregoing, this Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to the Closing Date, if at any time prior to such time: (i) (x) trading in the shares of Common Stock shall have been suspended by the Commission, any of the Canadian Securities Commissions or the TSX, or (y) the TSX shall have been suspended or limited or minimum prices shall have been established on the TSX, (ii) a banking moratorium shall have been declared either by Federal, or Nevada State or Canadian authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or Canada of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement and the Prospectuses (exclusive of any supplement thereto).

         (iii) If this Agreement is properly terminated by any of the Underwriters pursuant to Section 11 of this Agreement, there will be no further liability hereunder on the part of that Underwriter or of the Company to that Underwriter, except in respect of any liability that may have arisen or may later arise under Section 9 and Section 10 of this Agreement. The right of the Underwriters or any of them to terminate their respective obligations under this Agreement or to terminate this Agreement is in addition to all other rights and remedies as they may have in respect of any default, act or failure to act of any of the Company in respect of any of the matters contemplated by this Agreement. A notice of termination given by one Underwriter under this Section 11(i) will not be binding upon the other Underwriters.

12.      REPRESENTATIONS AND INDEMNITIES TO SURVIVE

         The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities for a period of five years from the Closing Date. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

13.      NOTICES

         Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a "NOTICE") shall be in writing addressed as follows:

         If to the Company addressed and sent to:

                           Gryphon Gold Corporation
                           Suite 810
                           1130 West Pender Street
                           Vancouver, B.C., V6E 4A4

                           Attention:  Chief Financial Officer
                           Facsimile:  (604) 608-3262

                  with a copy to:

                           Lang Michener LLP
                           BCE Place
                           Suite 2500, 181 Bay Street
                           Toronto, Ontario M5J 2T7

                           Attention:  Philippe Tardif
                           Facsimile:  (416) 365-1719

                           Dorsey & Whitney LLP
                           1420 Fifth Avenue, Suite 3400
                           Seattle, Washington 98101

                           Attention:  Kenneth Sam
                           Facsimile:  (206) 903-8820

                  to the Underwriters at:

                           Desjardins Securities Inc.
                           145 King Street West
                           Toronto, Ontario
                           M5H 1J8

                           Attention:  Stephen Altmann
                           Facsimile:

                           Goodmans
                           355 Burrard Street, Suite 1900
                           Vancouver, British Columbia, Canada
                           V6C 2G8

                           Attention:   Paul Goldman
                           Facsimile:   (604) 682-7131

         or to such other address as any of the persons may designate by Notice given to the others.

         Each Notice shall be personally delivered or sent by commercial courier to the addressee or sent by fax to the addressee and (i) a Notice which is couriered or personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a Notice which is sent by fax shall be deemed to be given and received on the first Business Day following the day on which it is sent.

14.      SUCCESSORS

         This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

15.      APPLICABLE LAW

         This Agreement will be governed by and construed in accordance with the laws of British Columbia and the laws of Canada applicable therein.

16.      ATTORNMENT

         Each of the Company and each Underwriter hereby agrees:

         (i) that any action or proceeding relating to this Agreement may (but need not) be brought in any court of competent jurisdiction in the Province of British Columbia, and for that purpose now irrevocably and unconditionally attorns and submits to the jurisdiction of such British Columbia court;

         (ii) that it irrevocably waives any right to, and will not, oppose any such British Columbia action or proceeding on any jurisdictional basis, including forum non convenience; and

it will not oppose the enforcement against it in any other jurisdiction of any judgment or order duly obtained from a British Columbia court as contemplated hereunder.

17.      PRESS RELEASES AND ADVERTISEMENTS

         From and after the date hereof, the Company shall provide the Representative with a copy of all press releases and advertisements to be issued by the Company concerning the Offering prior to the issuance thereof, and shall give the Representative a reasonable opportunity to provide comments on any such press release or advertisement.

18.      AUTHORITY OF THE REPRESENTATIVE

         The Representative is hereby authorized by the other Underwriters to act on their behalf and the Company shall be entitled to and shall act on any Notice given hereunder or agreement entered into by or on behalf of the Underwriters by the Representative, who represents and warrants that it has irrevocable authority to bind the Underwriters, except in respect of any waiver of any material condition of Closing pursuant to Section 7, or any admission of liability or settlement of any Claim under Section 9, which admission or settlement shall be given by each of the Underwriters, any notice of termination pursuant to Section 11(i), which notice may be given by any of the Underwriters and any amendment or supplement to this Agreement, which must be executed by all of the Underwriters. To the extent practicable, the Representative agrees to use commercially reasonable efforts to consult with the other Underwriters concerning any material matters which may arise hereunder before it binds the Underwriters with respect to any such matters.

19.      COUNTERPARTS AND FACSIMILE SIGNATURES

         This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. The transmission by facsimile of a copy of the execution page hereof reflecting the execution of this Agreement by any party hereto shall be effective to evidence that party's intention to be bound by this Agreement and that party's agreement to the terms, provisions and conditions hereof, all without the necessity of having to produce an original copy of such execution page.

20.      HEADINGS

         The section headings used herein are for convenience only and shall not affect the construction hereof.

21.      SEVERABILITY

         If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

22.      FUNDS

         All funds referred to in this Agreement shall be in Canadian dollars unless otherwise expressly indicated.

23.      TIME OF THE ESSENCE

         Time shall be of the essence of this Agreement.

24.      ENTIRE AGREEMENT

         This Agreement and those provisions of the engagement letter agreement dated March 9, 2005 among the Company and the Representative that by their terms survive the execution of this Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof, provided however that to the extent any such provisions are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall govern.

25.      DEFINITIONS

         The terms which follow, when used in this Agreement, shall have the meanings indicated.

"Additional Units" has the meaning given to it in the second paragraph of this Agreement.

"Agreement" means this agreement as it may be amended, modified or supplemented from time to time in accordance with its terms.

"Amended Preliminary Prospectus" has the meaning given to it in Section 1(i)(b).

"BCSC" means the British Columbia Securities Commission.

"Borealis" means Borealis Mining Company.

"Borealis Lease" means the lease dated January 24, 1997, referenced in the Prospectuses and Registration Statement.

"Borealis Property" has the meaning attributed to this term in the Registration Statement and Prospectuses.

"Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in Toronto, Ontario.

"Canadian Prospectus" means, collectively, the Preliminary Canadian Prospectus and the Final Canadian Prospectus. "Canadian Qualifying Jurisdictions" means each of British Columbia, Alberta, Manitoba and Ontario, Canada.

"Canadian Securities Commissions" means, collectively, the securities commissions or other securities regulatory authorities in each of the Canadian Qualifying Jurisdictions.

"Canadian Securities Laws" means all applicable securities laws in each of the Canadian Qualifying Jurisdictions emanating from Governmental Authorities, including the respective rules and regulations made thereunder together with applicable published national and local instruments, policy statements, notices, blanket rulings and orders of the Canadian Securities Commissions, all discretionary rulings and orders applicable to the Company, if any, of the Canadian Securities Commissions and all rules, by-laws and regulations governing the TSX, all as the same are in effect at the date hereof and as amended, supplemented or replaced from time to time during the period of Distribution.

"Claim" has the meaning given to it in Section 9.

"Closing" means the completion of the issue and sale by the Company of the Offered Units pursuant to this Agreement.

"Closing Date" means       , 2005 or such other date as the Company and the
Underwriters may agree upon in writing.

"Closing Time" means    a.m. (Toronto time) on the Closing Date or such other
time on the Closing Date as the Company and the Underwriters may agree.

"Commission" shall mean the Securities and Exchange Commission.

"Common Stock" has the meaning given to it in the first paragraph of this Agreement.

"Distribution" means "distribution" or "distribution to the public" of the Transaction Securities as those terms are defined in Canadian Securities Laws.

"Distribution Period" means the period commencing on the date hereof and ending on the date of the completion of the Distribution of the Offered Units and Additional Units in Canada and ending on the earlier of the expiry date of the Warrants or the date the last Warrant has been exercised in the United States.

"Effective Date" means the date of the Effective Time.

"Effective Time" means the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

"Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

"FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

"Final Canadian Prospectus" means the (final) prospectus of the Company dated
        , 2005 (in both the English and French languages unless the context indicates otherwise), filed in each of the Qualifying Provinces in accordance with Canadian Securities Laws.

"Final U.S. Prospectus" means the (final) prospectus of the Company dated
       , 2005 filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations.

"Financial Information" has the meaning given to it in Section 6(i)(b).

"Governmental Authority" means any (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, court, tribunal, arbitral body, bureau or agency, domestic or foreign, (b) any subdivision, agent, commission, board, or authority of any of the foregoing, or (c) any quasi- governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, and any stock exchange or self-regulatory authority and, for greater certainty, includes the Canadian Securities Commissions, the TSX and Market Regulation Services Inc.

"indemnified party" and "indemnified parties" have the meanings given to such expressions in Section 9.

"Intellectual Property" has the meaning given to it in Section 1(i)(ddd).

"Jurisdiction" means each of the Qualifying Canadian Jurisdictions and the United States.

"Laws" means applicable securities laws and all other statutes, regulations, statutory rules, orders, by-laws, codes, ordinances, decrees, the terms and conditions of any grant of approval, permission, authority or license, or any judgment, order, decision, ruling, award, policy or guideline, of any Governmental Authority, and the terms applicable with respect to such Laws and in the context that refers to one or more persons, means that such Laws apply to such person or persons or its or their business, undertaking, property or securities and emanate from a Governmental Authority, having jurisdiction over the person or persons or its or their business, undertaking, property or securities.

"Legal Fees" has the meaning given to it in Section 4.

"Material Adverse Effect" means, with respect to any person or entity, a material adverse effect on the business, affairs, property, liabilities (contingent or otherwise), operating results, capital or prospects of such person or entity.

"Material Contracts" means each of the agreements referred to in the Final Canadian Prospectus under the heading "Material Contracts" which have been executed on or before such date as the context may require.

"MRRS" means the mutual reliance review system procedures provided for under National Policy 43-201 - Mutual Reliance Review System for Prospectuses and Annual Information Forms.

"MRRS Decision Document" has the meaning given to it in Section 6.

"Notice" has the meaning given to it in Section 14.

"Offered Units" has the meaning given to it in the first paragraph of this Agreement.

"Offering" has the meaning given to it in the first paragraph of this Agreement.

"Out of Pocket Expenses" has the meaning given to it in Section 4.

"Over-Allotment Option" has the meaning given to it in the first paragraph of this Agreement.

"Over-Allotment Option Closing Date" means the date, which shall be a Business Day, as set out in the Over-Allotment Option Notice or such other date as the Company and the Underwriters may agree upon in writing.

"Over-Allotment Option Closing Time" means    a.m. (Toronto time) on the Over
Allotment Option Closing Date or such other time as the Company and the Underwriters may agree upon.

"Over-Allotment Option Expiry Date" means the date which is 30 days following the Closing Date.

"Over-Allotment Option Notice" has the meaning given to it in Section 4.

"Permits" has the meaning given to it in Section 1(i)(j).

"Preliminary Canadian Prospectus" means the preliminary prospectus of the Company dated August 17, 2005 filed in each of the Canadian Qualifying Jurisdictions in accordance with Canadian Securities Laws.

"Preliminary U.S. Prospectus" means each prospectus included in the Registration Statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations.

"Prospectus Amendment" means any amendment or supplement to the Final Canadian Prospectus (in both the English and French languages unless the context indicates otherwise) and/or any amendment or supplement to the Final U.S. Prospectus.

"Prospectuses" means the Final Canadian Prospectus and the Final U.S.
Prospectus.

"Purchased Securities" has the meaning given to it in paragraph 4 of this Agreement.

"Qualified Institutional Buyers" means a qualified institutional buyer as that term is defined in Rule 144A of the Securities Act.

"Registration Statement" has the meaning given to it in Section 1(i)(a) of this Agreement.

"Rules and Regulations" has the meaning given to it in Section 1(i)(a).

"Securities Act" has the meaning given to it in Section 1(i)(a).

"Selling Firms" means such investment dealers and brokers through which the Underwriters may sell Securities to the public under the terms of this Agreement.

"Shareholders" means holders of Common Stock.

"Stock Option Plan" means the Gryphon Gold Corporation 2004 Stock Incentive
Plan.

"Tax Act" means the Income Tax Act (Canada).

"Taxes" includes all forms of taxation (including, without limitation, any net income or gains, minimum, gross income, gross receipts, sales, use, ad valorem, value-added, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, capital stock, occupation, property, custom, environmental or windfall tax or duty), together with interest, penalties and additions imposed with respect to the foregoing, imposed by any local, municipal, state, provincial, Federal or other government, governmental entity or political subdivision, whether of Canada, the United States or other country or political unit.

"Tax Return" means all returns, declarations, statements, reports, schedules, forms and information returns, whether original or amended, relating to Taxes.

"to the best of the knowledge of" means (unless otherwise expressly stated) a statement to the best of the declarant's knowledge after due inquiry.

"Transaction Documents" means this Agreement and the Warrant Indenture and the other Material Contracts.

"Transaction Securities" has the meaning given to it in the fourth paragraph of this Agreement.

"TSX" means the Toronto Stock Exchange.

"Underlying Shares" means the shares of Common Stock issuable upon exercise of the Warrants and Underwriters' Option.

"Underwriters" has the meaning given to it in the first paragraph of this Agreement.

"Underwriters' Option" has the meaning given to it in paragraph 3(ii) of this Agreement.

"Units" has the meaning given to it in the first paragraph of this Agreement.

"U.S. Prospectus" means, collectively, the Preliminary U.S. Prospectus and the Final U.S. Prospectus.

"Warrants" has the meaning given to it in the first paragraph of this Agreement.

"Warrant Indenture" means a Warrant Indenture to be dated as of the Closing Date between the Company and Computershare establishing the Warrants.

         If the foregoing is in accordance with your understanding and is agreed to by you, please signify your acceptance by executing the enclosed copies of this letter where indicated below and returning them to the Representative upon which this letter as so accepted shall constitute an Agreement among us.

         Yours very truly,

                                  DESJARDINS SECURITIES INC.

                                  By:
                                     ----------------------------------------
                                     Name:



                                  CIBC WORLD MARKETS INC.

                                  By:
                                     -----------------------------------------
                                     Name:

                                  BOLDER INVESTMENT PARTNERS LTD.

                                  By:
                                     -----------------------------------------
                                     Name:



                                  ORION SECURITIES INC.

                                  By:
                                     -----------------------------------------
                                     Name:



The foregoing offer is accepted and agreed to as of the date first above written.



                                  GRYPHON GOLD CORPORATION

                                  By:
                                     -----------------------------------------
                                     Name:

                                  By:
                                     -----------------------------------------
                                     Name:

                                   SCHEDULE I

                                                NUMBER OF UNDERWRITTEN
        UNDERWRITERS                          SECURITIES TO BE PURCHASED
       -------------                          --------------------------
Desjardins Securities Inc.
CIBC World Markets Inc.
Bolder Investment Partners Ltd.
Orion Securities Inc.
                                              ---------------------------
                 TOTAL


                                    EXHIBIT A

                               LOCK-UP AGREEMENTS

                            Gryphon Gold Corporation
                            Public Offering of Units

                                                                 August   , 2005

Desjardins Securities Inc.
Suite 2750, 145 King Street West
Toronto, ON
M5H 1J8

                              RE: LOCK-UP AGREEMENT

Ladies and Gentlemen:

         This letter of agreement ("Lock-up Agreement") is being delivered to you in connection with the Investor Rights Agreement, as amended, and an agency agreement (the "Agency Agreement") entered into between Gryphon Gold Corporation, a corporation organized under the laws of the State of Nevada (the "Company") and Desjardins Securities Inc. ("Desjardins") relating to an initial public offering (the "Offering") of units in the capital of the Company consisting of shares of common stock (the "Common Stock").

         In consideration of the Offering and the consents required thereunder, and other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned agrees that during the period beginning from the date hereof and continuing for eighteen (18) months following the completion of the Offering (the "Lock-up Period"), the undersigned, unless otherwise advised in writing by Desjardins, will not offer, sell, contract to sell, pledge or otherwise dispose of or enter into any transaction which is designed to, or might reasonably be expected to, result in a direct or indirect disposition of Common Stock (collectively, the "Securities Transactions"), except as set forth below:

         (i) during each Quarter (as defined below) within the Lock-up Period, the undersigned may conduct Securities Transactions on up to the greater of 5,000 shares of Common Stock or 20% of the amount of Common Stock held by the undersigned as calculated from the Common Stock holdings of the undersigned on the date the Lock-up Period commences; plus

         (ii) following the first Quarter, any shares of Common Stock that, although eligible, were not subject to Securities Transactions during the prior Quarter or successive Quarters will become eligible to participate in Securities Transactions.

         For the purposes of this Lock-up Agreement, "Quarter" means a sequential three month period, with the first Quarter commencing on the date of completion of the Offering and ending three months thereafter, and the subsequent Quarters following thereafter.

         This Lock-up Agreement shall terminate and be of no further force or effect upon either the Company or Desjardins notifying the other in writing that they are abandoning the Offering or if the Agency Agreement is terminated prior to the Closing Date.

                                      Yours very truly,


                                      SIGNATURE OF SHAREHOLDER

Name and address of shareholder:

                            Gryphon Gold Corporation
                            Public Offering of Units

                                                              September   , 2005

DESJARDINS SECURITIES INC.                    GRYPHON GOLD CORPORATION
SUITE 2750, 145 KING STREET WEST              SUITE 810, 1130 WEST PENDER STREET
TORONTO, ON                                   VANCOUVER, B.C.
M5H 1J8                                       V6E 4A4


                              RE: LOCK-UP AGREEMENT

Directors and Officers of Gryphon Gold Corporation:

         In consideration of the Offering and the consents required thereunder, and other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned agrees that during the period beginning from the date hereof and following the completion of the Offering (the "Lock-up Period"), the undersigned, unless otherwise advised in writing by Desjardins, will not offer, sell, contract to sell, pledge or otherwise dispose of or enter into any transaction which is designed to, or might reasonably be expected to, result in a direct or indirect disposition of Common Stock (collectively, the "Securities Transactions"), except as set forth below:

         (i) Six (6) months following completion of the Offering during each Quarter (as defined below) within the Lock-up Period, the undersigned may conduct Securities Transactions on up to 20% of the amount of Common Stock held by the undersigned as calculated from the Common Stock holdings of the undersigned on the date the Lock-up Period commences; plus

         ii) Starting at the beginning of the third Quarter following the Offering, any shares of Common Stock that, although eligible, were not subject to Securities Transactions during the prior Quarter or successive Quarters will become eligible to participate in Securities Transactions.

         For the purposes of this Lock-up Agreement, "Quarter" means a sequential three month period, with the first Quarter commencing on the date of completion of the Offering and ending three months thereafter, and the subsequent Quarters following thereafter.

         This Lock-up Agreement shall terminate and be of no further force or effect upon either the Company or Desjardins notifying the other in writing that they are abandoning the Offering or if the Agency Agreement is terminated prior to the Closing Date.

                                        Yours very truly,

Name:


                                        SIGNATURE OF SHAREHOLDER

                                    EXHIBIT B

                            CANADIAN COUNSEL OPINION

1) the Common Stock comprising the Transaction Securities has been conditionally approved for listing on the TSX, subject only to the requirements set out in the TSX conditional approval letter dated October 3, 2005 and the certificates for the Transaction Securities comply with the requirements of the TSX;

2) the Common Stock and the Warrants are qualified investments under the Income Tax Act (Canada) and the regulations thereunder (the "Tax Act") for trusts governed by registered retirement savings plans, registered retirement income funds, deferred profit sharing plans and registered education savings plans;

3) this Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable remedies when equitable remedies are sought; provided, however, that no opinion need be expressed on the enforceability of the indemnity and contribution provisions herein;

4) A decision document has been obtained for the Prospectus from the British Columbia Securities Commission, as principal regulator, evidencing that receipts have been issued by each of the regulatory authorities (the "Qualifying Authorities") of the Provinces of Canada (the "Qualifying Provinces") for the Prospectus and all necessary documents have been filed, all necessary proceedings have been taken and all necessary authorizations, approvals, permits, consents and orders have been obtained under the securities laws of the Qualifying Provinces to permit the Common Stock and Warrants comprising the Offered Units and Additional Units to be offered, sold and delivered in the Qualifying Provinces by or through persons registered under such laws and for the Over-allotment Option and the Compensation Option to be granted to the Underwriters, and no other authorization, approval, permit or license of any government, governmental instrumentality or court of any Qualifying Province or of Canada is required in connection with the issue and sale of the Transaction Securities in the manner contemplated by the Underwriting Agreement and in the Canadian Prospectus.

5) The issue, sale and delivery by the Company of the Underlying Shares is exempt from the prospectus and registration requirements of the securities laws of the Qualifying Provinces.

6) The first trade of the Underlying Shares following their issue, sale and delivery by the Company is not subject to the prospectus requirements of the securities laws of the Qualifying Provinces provided that:

         (a) in respect of a trade of Underlying Shares to which the securities laws of the Provinces of Ontario, British Columbia, Alberta and Manitoba apply (i) the trade is not a "control distribution" (as such term is used in Multilateral Instrument 45-102 - Resale of Securities, hereinafter "MI 45-102"), and (ii) the Company is a "reporting issuer" (as such term is defined in MI 45-102) at the time of the trade;

7) to the best of their knowledge, but without independent inquiry, there is no action or other litigation pending or threatened against the Company or Borealis which is material to the Offering, other than as described in the Prospectus;

8) The Company is duly registered or licensed to carry on business under the laws of British Columbia, except to the extent that the failure to do so would not have a material adverse effect on the Company or Borealis taken as a whole.

9) that the summary under the heading "Canadian Federal Income Tax Considerations" in the Prospectus is a summary of the principal Canadian federal income tax considerations generally applicable to the acquisition, holding and disposition of Units by a Unitholder who acquires Units pursuant to the Prospectus, subject to the qualifications, assumptions, limitations and understandings set out in such summary; and

10)      such other matters as the Underwriters may reasonably request.

                                    EXHIBIT C

                     FORM OF OPINION OF DORSEY & WHITNEY LLP

1) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement or consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement and the Final U.S. Prospectus, except for (1) such as have been made or obtained under the Securities Act and (2) such as are required by the NASD.

2) The Registration Statement and the Final U.S. Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply in all material respects with the form of requirements of the Securities Act, the Exchange Act and the Rules and Regulations.

3) The statements under the captions "United States Federal Income Tax Consequences to Non-United States Holders" and "Plan of Distribution" in the Final U.S. Prospectus and Items 24 and 25 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, accurately and fairly present the information called for with respect to such legal matters, documents and proceedings.

4) The Company is not and, after giving effect to the offering and sale of the Offered Units and Additional Units and the application of the proceeds thereof as described in the Registration Statement and the Final U.S. Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

5) The Registration Statement is effective under the Securities Act, and, to the best of such counsel's knowledge after due inquiry, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A under the Securities Act have been made.

6) To the best of such counsel's knowledge after due inquiry, no contract or agreement is required to be filed as an exhibit to the Registration Statement that is not so filed.

7) Neither the Company nor Borealis has violated any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

8)       Such other matters as the Underwriters may reasonably request.

In addition, such counsel shall also state that that although such counsel cannot guarantee the accuracy or completeness of the statements contained in the Registration Statement and the

Prospectuses, on the basis of conferences with officers and other representatives of the Company, Nevada counsel for the Company, Canadian counsel for the Company, representatives of the independent accountants for the Company, Canadian counsel for the Underwriters, United States counsel for the Underwriters and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectuses and related matters were discussed and although such counsel has not independently verified, and (except as to those matters and to the extent set forth in the opinion in paragraphs
numbered       in our accompanying opinion addressed to the Underwriters) is not passing upon and does not assume any responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectuses, on the basis of such participation, no facts have come to such counsel's attention which has caused them to believe that (i) at the time it became effective and as of the time the Underwriting Agreement was entered into, the Registration Statement (other than (A) the financial statements and other financial data, (B) the information derived from the reports of Alan C. Noble, P.E. and Qingping Deng, each a Qualified Person, in reliance on the authority of such evaluator as an "expert" within the meaning of the Securities Act, included or incorporated by reference in the Registration Statement, as to which such counsel expresses no belief, and (C) disclosure related to title, claim royalty, permitting and environmental matters related to the Borealis Property, included in the Prospectuses under the headings "Description and Development of the Business - History and Background of the Company," "Borealis Property - Borealis Property Description and Location," "Borealis Property - Royalty Obligations," "United States Mining Laws," and "Permitting", as to which such counsel expresses no belief), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) as of the date of the Prospectuses, the Prospectuses (other than (A) the financial statements and other financial data, (B) the information derived from the reports of Alan C. Noble, P.E. and Qingping Deng, each a Qualified Person, in reliance on the authority of such evaluator as an "expert" within the meaning of the Securities Act, included or incorporated by reference in the Registration Statement, as to which such counsel expresses no belief, and (C) disclosure related to title, claim royalty, permitting and environmental matters related to the Borealis Property, included in the Prospectuses under the headings ["Description and Development of the Business - History and Background of the Company," "Borealis Property - Borealis Property Description and Location," "Borealis Property - Royalty Obligations," "United States Mining Laws," and "Permitting"], as to which such counsel expresses no belief) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

In addition, such counsel shall state that it understands that Parr Waddoups Brown Gee & Loveless has today delivered its opinion addressed to the Underwriters regarding disclosure related to title, claim royalty, permitting and environmental matters related to the Borealis Property, included in the Prospectuses under the headings "Description and Development of the Business - History and Background of the Company," "Borealis Property - Borealis Property Description and Location," "Borealis Property - Royalty Obligations," "United States Mining Laws," and "Permitting".

                                    EXHIBIT D

              FORM OF OPINION OF PARR WADDOUPS BROWN GEE & LOVELESS

         Such opinion shall state that although such counsel cannot guarantee the accuracy or completeness of the statements contained in the Registration Statement and the Prospectuses, on the basis of conferences with officers and other representatives of the Company, Canadian counsel for the Company, representatives of the independent accountants for the Company, Canadian counsel for the Underwriters, United States counsel for the Underwriters and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectuses and related matters were discussed and although such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectuses, on the basis of such participation, no facts are known to such counsel that have caused them to believe that, at the time the Registration Statement and Prospectuses became effective and as of the time the Underwriting Agreement was entered into, the disclosure included in the Registration Statement and the Prospectuses related to title, claim royalty, permitting and environmental matters related to the Borealis Property, included in the Prospectuses under the headings "Description and Development of the Business - History and Background of the Company," "Borealis Property - Borealis Property Description and Location," "Borealis Property - Royalty Obligations," "United States Mining Laws," and "Permitting" contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. WHENEVER THIS OPINION REFERS TO MATTERS WITHIN OUR "KNOWLEDGE", MATTERS WITHIN OUR "ACTUAL KNOWLEDGE", MATTERS "KNOWN" TO US, OR WORDS OF SIMILAR IMPORT, SUCH REFERENCE IS LIMITED TO FACTS WITHIN THE ACTUAL KNOWLEDGE OF ATTORNEYS OF THIS FIRM WHO HAVE PROVIDED LEGAL SERVICES TO THE COMPANY IN CONNECTION WITH THE REGISTRATION STATEMENT AND PROSPECTUSES. WE HAVE MADE NO OTHER INQUIRY OR INVESTIGATION AS TO FACTUAL MATTERS, AND NO INFERENCE AS TO OUR KNOWLEDGE THEREOF SHALL BE DRAWN FROM THE FACT OF OUR REPRESENTATION OF ANY PARTY OR OTHERWISE.

                                    EXHIBIT E

                      FORM OF OPINION OF SNELL & WILMER LLP

         1. Each of the Company and Borealis is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

         2. The Company has the full corporate power and corporate authority to:

             (i) own and operate its properties and assets, as described in the Registration Statement and the Prospectuses; and

            (ii) carry out its business as such business is currently being conducted, as described in the Registration Statement and the Prospectuses.

         3. Each of the Company and Borealis is duly licensed or qualified to do business and is in good standing as a foreign corporation in all U.S. jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except where the failure to be licensed or qualified would not have a material and adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company and Borealis taken as a whole

         4. The authorized and outstanding capital stock of the Company is as set forth under the Registration Statement and the Prospectuses in the column
entitled "Actual as at      , 2005" under the caption "Consolidated
Capitalization" except for issuances after      , 2005, if any, pursuant to the
Underwriting Agreement or pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities, options or warrants, referred to in the Prospectuses. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully-paid and non-assessable.

         5. The shares of Common Stock comprising the Offered Units and the Additional Units have been duly and validly authorized to be issued as fully-paid and non-assessable shares of Common Stock upon receipt by the Company of full payment thereof in accordance with the terms of the Underwriting Agreement.

         6. The Warrants, the Additional Warrants and the Underwriters' Option have been duly created and validly authorized, and the shares of Common Stock to be issued pursuant to the exercise in whole or in part thereof have been duly and validly authorized and reserved for issuance as fully-paid and non-assessable shares of Common Stock upon receipt by the Company of full payment thereof in accordance with the terms of the Underwriting Agreement.

         7. None of the Offered Units, the Additional Units, the Underwriters' Option, or the Common Stock, Warrants or Additional Warrants comprising the Offered Units, the Additional Units or the Underwriters' Option have been created or will be issued in violation of, or subject to any preemptive rights, under the Company's Articles of Incorporation or amendments thereto, Bylaws or amendments thereto, or under Nevada corporate law, or agreements described in the Registration Statement or the Prospectuses or, to our knowledge, will the issuance thereof create similar rights that entitle, or will entitle, any person to acquire Offered Units, Additional Units or shares of Common Stock from the Company.

         8. All outstanding shares of capital stock of Borealis are owned by the Company and have been duly authorized and validly issued, and are fully-paid and non-assessable and free and clear of any claims, liens, charges or encumbrances,
except as created by documents      ,       set out in a schedule to be attached
to this opinion.

         9. The Common Stock, the Offered Units, the Additional Units, the Warrants, the Additional Warrants and the underlying shares of Common Stock to be issued upon the exercise of the Warrants and Additional Warrants, materially conform to the descriptions thereof contained in the Registration Statement and the Prospectuses.

         10. The Company has full corporate power and corporate authority to execute and deliver the Registration Statement, the Prospectuses, the Underwriting Agreement, the Offered Units, the Additional Units and the Underwriters' Option and to perform its obligations under the Registration Statement, the Prospectuses, the Underwriting Agreement and under the Offered Units, the Additional Units and the Underwriters' Option.

         11. Each of the Underwriting Agreement, the Warrant Indenture, the Warrants and the Underwriters' Option has been duly authorized, executed and delivered by Company.

         12. The execution and delivery of the Underwriting Agreement, the Warrant Indenture and the Underwriters' Option by the Company, the compliance by the Company with all of the terms thereof to be complied with by it and the consummation of the transactions contemplated by the Underwriting Agreement by the Company do not contravene any provision of applicable United States Federal law, Nevada law or the Articles of Incorporation or Bylaws of the Company or Borealis, and to our knowledge, will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or Borealis pursuant to the terms and provisions of, result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to be listed on a schedule to be attached to this opinion, or affect, or violate or conflict with (i) any judgment, ruling, decree or order of which we have knowledge or (ii) any United States Federal law, Nevada statute, rule or regulation of any court or other governmental agency or body, applicable to the business or properties of the Company or Borealis, which breach, violation, or conflict would have a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company and Borealis taken as a whole.

         13. No consent, approval, authorization, registration, qualification, license, permit or order of, or any filing or declaration with, any court, regulatory or governmental agency or body is required to be obtained or made by the Company or Borealis for the consummation by the Company or Borealis of the transactions on either of their parts contemplated under the Underwriting Agreement, the Registration Statement and the Prospectuses, except such as have been obtained or made under the Securities Act or the Rules and Regulations thereunder and such as may be required under foreign or state securities or Blue Sky laws, as to which foreign or state securities or Blue Sky laws we do not render any opinion, or the bylaws or rules of the National Association of Securities Dealers (the "NASD").

         14. The statements under the caption "Description of Securities" in the Prospectuses and Items 24 and 25 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, accurately and fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings.

         15. The specimen certificate evidencing the Company's Common Stock filed or incorporated by reference as an exhibit to the Registration Statement has been duly authorized by the Company and is in due and proper form under Nevada law.

         16. To our knowledge, there is no legal or governmental proceeding pending or threatened to which the Company or Borealis is a party or to which any of their respective properties is subject that is required to be described in the Prospectuses but is not so described, other than any such proceeding in which a determination adverse to the Company or Borealis would not, individually or in the aggregate, have a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company and Borealis taken as a whole.

         17. Computershare Trust Company Inc., at its principal offices in the city of Toronto, Ontario and Golden, Colorado has been duly appointed as the registrar and transfer agent for the Common Stock and the Warrants.

         18. Such other matters as the Underwriters may reasonably request.